                              Registration Nos. 033-06533/811-4521

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

     Post-Effective Amendment No. 33                             /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

     Amendment No. 28                                            /X/

                      Fiscal Year Ended February 28, 1998
                      -----------------------------------

                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                   -----------------------------------------
                Exact Name of Registrant as Specified in Charter

       100 East Pratt Street, Baltimore, Maryland                   21202
       ------------------------------------------                   -----
                Address of Principal Executive Offices Zip Code

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

 Approximate Date of Proposed Public Offering                      July 1, 1998
                                                                   ------------

     It is proposed that this filing will become effective (check appropriate box):

     / /      immediately upon filing pursuant to paragraph (b)
     /X/      on July 1, 1998, pursuant to paragraph (b)
     / /      60 days after filing pursuant to paragraph (a)(i)
     / /      on (date) pursuant to paragraph (a)(i)
     / /      75 days after filing pursuant to paragraph (a)(ii)
     / /      on (date) pursuant to paragraph (a)(ii) of Rule 485

     If appropriate, check the following box:

     / /
             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK

SUBJECT TO COMPLETION

     Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The Registration Statement of the T. Rowe Price State Tax-Free Income Trust (the "REGISTRANT") on Form N-1A (File Nos. 033-06533/811-4521) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirements of Rule 8b-16 under the Investment Company Act of 1940.

     This Amendment consists of the following:

     Cross Reference Sheet
     Part A of Form N-1A, Revised Prospectus
     Part B of Form N-1A, Statement of Additional Information
     Part C of Form N-1A, Other Information

CROSS REFERENCE SHEET

N-1A ITEM NO.                           LOCATION

                                   PART A

Item 1.   Cover Page                    Cover Page
Item 2.   Synopsis                      Transaction and Fund Expenses
Item 3.   Condensed Financial           Financial Highlights
          Information
Item 4.   General Description of        Transaction and Fund Expenses; Fund,
          Registrant                    Market, and Risk Characteristics: What
                                        to Expect; Understanding Fund
                                        Performance; Organization and
                                        Management; Investment Policies and
                                        Practices; Types of Management
                                        Practices

Item 5.   Management of the Fund        Transaction and Fund Expenses;
                                        Organization and Management
Item 6.   Capital Stock and Other       Useful Information on Distributions and
          Securities                    Taxes; Organization and Management

Item 7.   Purchase of Securities Being  Pricing Shares and Receiving Sale
          Offered                       Proceeds; Transaction Procedures and
                                        Special Requirements; Account
                                        Requirements and Transaction
                                        Information; Shareholder Services

Item 8.   Redemption or Repurchase      Pricing Shares and Receiving Sale
                                        Proceeds; Transaction Procedures and
                                        Special Requirements; Exchanging and
                                        Redeeming Shares; Shareholder Services


Item 9.   Pending Legal Proceedings     +

                                   PART B

Item 10.  Cover Page                    Cover Page
Item 11.  Table of Contents             Table of Contents
Item 12.  General Information and       +
          History
Item 13.  Investment Objectives and     Investment Objectives and Policies;
          Policies                      Risk Factors; Investment Program;
                                        Investment Restrictions; Investment
                                        Program
Item 14.  Management of the Registrant  Management of Funds

Item 15.  Control Persons and           Principal Holders of Securities
          Principal Holders of
          Securities
Item 16.  Investment Advisory and       Investment Management Services;
          Other Services                Custodian; Independent Accountants;
                                        Legal Counsel
Item 17.  Brokerage Allocation          Portfolio Transactions; Code of Ethics

Item 18.  Capital Stock and Other       Dividends and Distributions; Capital
          Securities                    Stock
Item 19.  Purchase, Redemption and      Pricing of Securities; Net Asset Value
          Pricing of Securities Being   Per Share; Redemptions in Kind; Federal
          Offered                       Registration of Shares

Item 20.  Tax Status                    Tax Status
Item 21.  Underwriters                  Distributor for the Fund
Item 22.  Calculation of Yield          Yield Information
          Quotations of Money Market
          Funds
Item 23.  Financial Statements          Incorporated by Reference from Annual
                                        Report

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
___________________________________
+    Not applicable or negative answer

 PROSPECTUS

July 1, 1998
Florida Insured Intermediate Tax-Free Fund

 A bond fund for investors seeking income exempt from federal income taxes and principal exempt from the Florida intangibles tax.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Florida Insured Intermediate Tax-Free Fund


Investment Goal

The highest level of income exempt from federal income taxes consistent with the fund's investment program. An investment in this fund is also expected to be exempt from Florida's intangibles property tax.

As with all mutual funds, the fund may not meet its goal.


Strategy
Invests primarily in high-quality, insured Florida municipal bonds whose interest and principal payments are guaranteed by private insurance companies. The fund's average maturity is expected to be between five and 10 years.


Risk/Reward

Higher income than a short-term municipal bond fund but also greater potential for share price declines when interest rates rise. Insurance does not guarantee the value of portfolio holdings, which will rise and fall in response to market conditions. (See discussion on insurance in the section entitled Investment Policies and Practices.)


Investor Profile
Florida taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal income taxes and from investments whose principal is exempt from the state's intangibles property tax. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1
ABOUT THE FUND

Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 4
2
ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 12
Distributions and Taxes 13
Transaction Procedures and Special Requirements 16
3
MORE ABOUT THE FUND

Organization and Management 19
Understanding Performance Information 21
Investment Policies and Practices 22
4
INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 32
Opening a New Account 32
Purchasing Additional Shares 33
Exchanging and Redeeming 34
Rights Reserved by the Fund 35
Shareholder Services 36
Discount Brokerage 38
Investment Information 39
T. Rowe Price State Tax-Free Income Trust
Prospectus


July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1  Transaction and Fund Expenses
                                                       Percentage of Fiscal
 Shareholder Transaction       Annual Fund Expenses    1998
 Expenses                      (after reduction)       Average Net Assets
  Sales charge "load"    None  Management fee                    0.36%
  on purchases                                                    /a/
                         ------                        ---------------------------
  Sales charge "load"
  on reinvested          None  Marketing fees (12b-1)            None
  distributions
                         ------                        ---------------------------
                               Total other
                               (shareholder
  Redemption fees        None  servicing, custodial,             0.24%
                               auditing, etc.)
                         ------                        ---------------------------
  Exchange fees          None  Total fund expenses               0.60%
                                                                  /a/
 --------------------------------------------------------------------------------------



 /a
  /To limit the fund's expenses, T. Rowe Price agreed to waive its fees and bear any expenses from March 1, 1995 through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Effective March 1, 1997, T. Rowe Price agreed to extend this expense limitation for a period of two years through February 28, 1999. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.60%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee, and total expense ratio would have been 0.37%, and 0.61%, respectively.

Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.05%.

ABOUT THE FUND                                3

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2  Hypothetical Fund Expenses
  1 year             3 years       5 years       10 years
  $6                 $19           $33           $75
 ------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.


 Table 3  Financial Highlights
                          Income From Investment Activities                Less Distributions           Net Asset Value
           Net Asset                   Net Realized
            Value,         Net        and Unrealized  Total From     Net         Net                       Net Asset
  Period   Beginning    Investment    Gain (Loss) on  Investment  Investment  Realized       Total          Value,
  Ended    of Period  Income (Loss)    Investments    Activities    Income      Gain     Distributions   End of Period
 -----------------------------------------------------------------------------------------------------------------------------

  1994/a/   $10.00        $0.37/b/       $ 0.31         $0.68      $(0.37)     $(0.01)      $(0.38)         $10.30
           --------------------------------------------------------------------------------------------------------------
  1995       10.30         0.43/b/        (0.14)         0.29       (0.43)      (0.02)       (0.45)          10.14
           --------------------------------------------------------------------------------------------------------------
  1996/d/    10.14         0.47/b/         0.47          0.94       (0.47)          -        (0.47)          10.61
           --------------------------------------------------------------------------------------------------------------
  1997       10.61         0.46/b/        (0.07)         0.39       (0.46)      (0.02)       (0.48)          10.52
           --------------------------------------------------------------------------------------------------------------
  1998       10.52         0.46/b/         0.23          0.69       (0.46)          -        (0.46)          10.75
 -----------------------------------------------------------------------------------------------------------------------------



 Footnotes appear on next page.                 (continued on next page)

T. ROWE PRICE                                 4

  Table 3  Financial Highlights (continued)
                                        Returns, Ratios, and Supplemental Data
               Total Return                                                  Ratio of
  Period   (Includes Reinvested   Net Assets      Ratio of Expenses    Net Investment Income    Portfolio
  Ended       Distributions)     ($ Thousands)  to Average Net Assets  to Average Net Assets  Turnover Rate
 -----------------------------------------------------------------------------------------------------------------

  1994/a/         6.84%/b/          $37,868            0.60%/bc/              3.57%/bc/           70.6%/c/
           --------------------------------------------------------------------------------------------------
  1995            3.01/b/            51,922            0.60/b/                4.38/b/            140.5
           --------------------------------------------------------------------------------------------------
  1996/d/         9.41/b/            67,260            0.60/b/                4.47/b/             98.7
           --------------------------------------------------------------------------------------------------
  1997            3.81/b/            78,783            0.60/b/                4.39/b/             75.8
           --------------------------------------------------------------------------------------------------
  1998            6.71/b/            90,941            0.60/b/                4.35/b/             25.0
 -----------------------------------------------------------------------------------------------------------------




 /a/For the period March 31, 1993 (commencement of operations) to February 28,
  1994.

 /b
  /Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through February 28, 1999.

 /c/Annualized.

 /d/Period ended February 29.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective and investment program?

   The fund's investment objective is to provide a high level of income exempt from federal income taxes while minimizing credit risk by investing primarily in insured Florida municipal bonds. The fund invests primarily in high-quality, AAA-rated bonds that are insured as to timely interest and principal payment. The fund's dollar-weighted average maturity is expected to vary between five and 10 years. An investment in the fund is expected to be exempt from the Florida intangibles personal property tax. (For a detailed discussion of this tax and the fund's eligibility for exemption, please see Useful Information on Distributions and Taxes.)

   Due to seasonal variations or shortages in the supply of suitable Florida securities, and when deemed by T. Rowe Price to be in the fund's best interest, the fund may invest up to 35% of its net assets in a fiscal year in municipal securities that are not exempt from the Florida intangibles property tax. Every effort will be made to minimize such investments.

  . It is expected that the fund's income will be exempt from federal income taxes, and its principal exempt from the state's intangibles property tax.

ABOUT THE FUND                                5
 What are the fund's credit-quality guidelines?

   At least 65% of total assets will consist of insured Florida municipal bonds carrying the highest credit rating (AAA) from a national rating organization (Standard & Poor's Corporation, Moody's Investors Service, Inc., or a similar service). The fund may invest up to 35% of its assets in high-quality municipal securities rated AA (Aa) or higher, or, if unrated, believed to be of a comparable quality. Up to 5% of the fund's assets may be invested in upper-medium-quality A-rated bonds. The fund will not invest in any bond rated below A at the time of purchase.

   The insured bonds purchased by the fund will, at the time of purchase, carry the highest credit rating available from a national rating agency. Insurance, which is provided by private (nongovernmental) insurers, guarantees the timely payment of principal and interest on the insured bond, not their market value or the value of the fund's shares.

  . At its discretion, the fund may retain a security whose credit quality is downgraded after purchase.


 What are the main risks of investing in municipal bond funds?

   The fund's intermediate-term maturity structure should help reduce interest rate risk because shorter-term bonds are less sensitive to rising interest rates than long-term bonds. There is, however, no limitation on the maturity of individual securities in the fund's portfolio. Credit risk should be reduced by the extra protection provided by municipal bond insurance. (For more discussion of municipal bond insurance, please see Investment Policies and Practices.)


   The following could cause a decline in a bond fund's price or income:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 4).

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.

T. ROWE PRICE                                 6
  . A more detailed discussion of these and other risk considerations is contained in the fund's Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of Florida general obligations?


   As of June 1, 1998, the state was rated Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. The Florida constitution and statutes mandate that the state budget be kept in balance. The state's revenue structure is narrowly based, relying heavily on the sales and use tax. Florida's financial performance has improved over the last several years, supported by above-average economic

ABOUT THE FUND                                7
   growth. However, the demand for governmental services will continue to grow because of population growth and state demographics and during a future economic slowdown, could strain state finances.

  . Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which the fund may invest are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as notes and bonds of local governments and public authorities. While local governments in Florida depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The fund may invest in certain sectors with special risks-for example, health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Florida income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.

  . The share price and yield of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.


   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may

T. ROWE PRICE                                 8
   enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.


   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of an intermediate-term investment-grade bond.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The fund will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar taxable bond. In addition, Florida investors may accept a lower yield on Florida securities because their principal is exempt from the Florida intangibles personal property tax.

ABOUT THE FUND                                9
 Why are yields on Florida bonds often below those of comparable issues from other states?

   Strong demand for Florida securities tends to push their prices up and yields down.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting

T. ROWE PRICE                                 10
   effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 4.

ABOUT THE FUND                                11

 Table 4  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%
  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------





 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal income taxes and principal exempt from the Florida intangibles personal property tax, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.



   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT                            13
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your

T. ROWE PRICE                                 14
   shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.


   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT                            15
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

   Intangibles Tax
   Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is invested solely in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund's portfolio is not 100% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

T. ROWE PRICE                                 16
   The fund will make every effort to have its portfolio invested exclusively in exempt securities on January 1 and, therefore, expects that the value of all fund shares will be exempt from the intangibles tax. Nevertheless, exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable

ABOUT YOUR ACCOUNT                            17
   for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE                                 18
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1993. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


  . Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

Who runs the fund?
    General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

T. ROWE PRICE                                 20
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Charles B. Hill, Chairman, Jeremy N. Baker, Robert A. Donahue, A. Gene Caponi, Patricia S. Deford, Konstantine B. Mallas, Mary J. Miller, Julie A. Salsbery, William F. Snider, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal year ended February 28, 1998, the fund paid $44,000 to T.
   Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services, and $66,000 to T. Rowe Price for accounting services.


   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

ABOUT YOUR ACCOUNT                            21

 Group Fee Schedule
                  0.334%                           First $50 billion/a/
                  ----------------------------------------------------------------------
                  0.305%                           Next $30 billion
                  ----------------------------------------------------------------------
                  0.300%                           Thereafter
---------------------------------------------------------------------------------------------
                  /a/ Represents a blended group fee rate containing various break points.




   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $85 billion at March 31, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

T. ROWE PRICE                                 22
 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

MORE ABOUT THE FUND                           23
   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.


   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.


   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued

T. ROWE PRICE                                 24
   for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.


   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

MORE ABOUT THE FUND                           25
   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

T. ROWE PRICE                                 26
   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices


   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and

MORE ABOUT THE FUND                           27
   serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 28
   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1998, 1997, and 1996, were 25.0%, 75.8%, and 98.7%, respectively.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy The fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

MORE ABOUT THE FUND                           29
   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &        Fitch
                   Investors      Poor's            Investors
                   Service, Inc.  Corporation       Service, Inc.           Definition
  Long Term        Aaa            AAA               AAA                     Highest quality
                   -------------------------------------------------------------------------------------------------------
                   Aa             AA                AA                      High quality
                   -------------------------------------------------------------------------------------------------------
                   A              A                 A                       Upper medium grade
                   -------------------------------------------------------------------------------------------------------
                   Baa            BBB               BBB                     Medium grade
                   Moody's                          S&P                               Fitch
  Short Term       MIG1/VMIG1     Best quality      SP1+   Very strong quality        F-1+  Exceptionally strong quality
                                                    SP1    Strong grade               F-1   Very strong quality
                   -------------------------------------------------------------------------------------------------------
                   MIG2/VMIG2     High quality      SP2    Satisfactory grade         F-2   Good credit quality
                   -------------------------------------------------------------------------------------------------------
  Commercial       P-1            Superior quality  A-1+   Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                             A-1    Strong quality             F-1   Very strong quality
                   -------------------------------------------------------------------------------------------------------
                   P-2            Strong quality    A-2    Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 30

 Table 6  Explanation of Quality Ratings
                          Bond
                          Rating   Explanation
  Moody's Investors       Aaa      Highest quality, smallest degree of
  Service, Inc.                    investment risk.
                          ------------------------------------------------
                          Aa       High quality; together with Aaa
                                   bonds, they compose the high-grade
                                   bond group.
                          ------------------------------------------------
                          A        Upper-medium-grade obligations; many
                                   favorable investment attributes.
                          ------------------------------------------------
                          Baa      Medium-grade obligations; neither
                                   highly protected nor poorly secured.
                                   Interest and principal appear
                                   adequate for the present, but certain
                                   protective elements may be lacking or
                                   may be unreliable over any great
                                   length of time.
                          ------------------------------------------------
                          Ba       More uncertain with speculative
                                   elements. Protection of interest and
                                   principal payments not well
                                   safeguarded in good and bad times.
                          ------------------------------------------------
                          B        Lack characteristics of desirable
                                   investment; potentially low assurance
                                   of timely interest and principal
                                   payments or maintenance of other
                                   contract terms over time.
                          ------------------------------------------------
                          Caa      Poor standing, may be in default;
                                   elements of danger with respect to
                                   principal or interest payments.
                          ------------------------------------------------
                          Ca       Speculative in high degree; could be
                                   in default or have other marked
                                   shortcomings.
                          ------------------------------------------------
                          C        Lowest rated. Extremely poor
                                   prospects of ever attaining
                                   investment standing.
                          ------------------------------------------------
  Standard & Poor's       AAA      Highest rating; extremely strong
  Corporation                      capacity to pay principal and
                                   interest.
                          ------------------------------------------------
                          AA       High quality; very strong capacity to
                                   pay principal and interest.
                          ------------------------------------------------
                          A        Strong capacity to pay principal and
                                   interest; somewhat more susceptible
                                   to the adverse effects of changing
                                   circumstances and economic
                                   conditions.
                          ------------------------------------------------
                          BBB      Adequate capacity to pay principal
                                   and interest; normally exhibit
                                   adequate protection parameters, but
                                   adverse economic conditions or
                                   changing circumstances more likely to
                                   lead to weakened capacity to pay
                                   principal and interest than for
                                   higher-rated bonds.
                          ------------------------------------------------
                          BB, B,   Predominantly speculative with
                          CCC, CC  respect to the issuer's capacity to
                                   meet required interest and principal
                                   payments. BB - lowest degree of
                                   speculation;
                                   CC - the highest degree of
                                   speculation. Quality and protective
                                   characteristics outweighed by large
                                   uncertainties or major risk exposure
                                   to adverse conditions.
                          ------------------------------------------------
                          D        In default.
                          ------------------------------------------------
  Fitch Investors         AAA      Highest quality; obligor has
  Service, Inc.                    exceptionally strong ability to pay
                                   interest and repay principal, which
                                   is unlikely to be affected by
                                   reasonably foreseeable events.
                          ------------------------------------------------
                          AA       Very high quality; obligor's ability
                                   to pay interest and repay principal
                                   is very strong. Because bonds rated
                                   in the AAA and AA categories are not
                                   significantly vulnerable to
                                   foreseeable future developments,
                                   short-term debt of these issuers is
                                   generally rated F-1+.
                          ------------------------------------------------
                          A        High quality; obligor's ability to
                                   pay interest and repay principal is
                                   considered to be strong, but may be
                                   more vulnerable to adverse changes in
                                   economic conditions and circumstances
                                   than higher-rated bonds.
                          ------------------------------------------------
                          BBB      Satisfactory credit quality;
                                   obligor's ability to pay interest and
                                   repay principal is considered
                                   adequate. Unfavorable changes in
                                   economic conditions and circumstances
                                   are more likely to adversely affect
                                   these bonds and impair timely
                                   payment. The likelihood that the
                                   ratings of these bonds will fall
                                   below investment grade is higher than
                                   for higher-rated bonds.
                          ------------------------------------------------
                          BB,      Not investment grade; predominantly
                          CCC,     speculative with respect to the
                          CC, C    issuer's capacity to repay interest
                                   and repay principal in accordance
                                   with the terms of the obligation for
                                   bond issues not in default. BB is the
                                   least speculative. C is the most
                                   speculative.
 ------------------------------------------------------------------------------

MORE ABOUT THE FUND                           31

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

MORE ABOUT THE FUND                           33
Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

T. ROWE PRICE                                 34
By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

INVESTING WITH T. ROWE PRICE                  35
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 36
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

INVESTING WITH T. ROWE PRICE                  37
Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE                                 38
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

INVESTING WITH T. ROWE PRICE                  39
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

 (LOGO)

F91-040 7/1/98

 PROSPECTUS

                                                              July 1, 1998
Georgia Tax-Free Bond Fund

 A long-term bond fund for investors seeking income that is exempt from federal and Georgia state income taxes.

T.   Rowe Price
RAM LOGO

FACTS AT A GLANCE
Georgia Tax-Free Bond Fund

Investment Goal
The highest level of income exempt from federal and Georgia state income taxes consistent with the fund's investment program.

As with all mutual funds, this fund may not meet its goal.


Strategy
Invests primarily in investment-grade Georgia municipal bonds. The fund's average maturity is expected to exceed 15 years.


Risk/Reward
Higher income but also greater potential price fluctuation than shorter-term municipal bond funds.


Investor Profile
Georgia taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and Georgia state income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1             ABOUT THE FUND
              Transaction and Fund Expenses               2
              ---------------------------------------------
              Financial Highlights                        4
              ---------------------------------------------
              Fund, Market, and Risk Characteristics      5
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               12
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    13
              ---------------------------------------------
              Transaction Procedures and                 16
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                19
              ---------------------------------------------
              Understanding Performance Information      21
              ---------------------------------------------
              Investment Policies and Practices          22
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       32
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      32
              ---------------------------------------------
              Purchasing Additional Shares               33
              ---------------------------------------------
              Exchanging and Redeeming                   34
              ---------------------------------------------
              Rights Reserved by the Fund                35
              ---------------------------------------------
              Shareholder Services                       36
              ---------------------------------------------
              Discount Brokerage                         38
              ---------------------------------------------
              Investment Information                     39
              ---------------------------------------------


T. Rowe Price State Tax-Free Income Trust
Prospectus


July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1  Transaction and Fund Expenses
 Shareholder Transaction                    Annual Fund Expenses             Percentage of Fiscal 1998
 Expenses                                   (after reduction)                Average Net Assets


 Sales charge "load" on purchases     None  Management fee                           0.24%/a/
                                      ------                                 ---------------------------
 Sales charge "load" on reinvested    None  Marketing fees (12b-1)                     None
 distributions
                                      ------                                 ---------------------------
 Redemption fees                      None  Total other (shareholder servic            0.41%
                                            ing, custodial, auditing, etc.)
                                      ------                                 ---------------------------
 Exchange fees                        None  Total fund expenses                      0.65%/a/
 ------------------------------------------------------------------------------------------------------------



 /a /To limit the fund's expenses, T. Rowe Price agreed to waive its fees and bear any expenses from March 1, 1995, through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective March 1, 1997, T. Rowe Price agreed to extend this expense limitation for a period of two years through February 28, 1999. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee and total expense ratio would have been 0.42% and 0.83%, respectively.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
    1 year       3 years       5 years        10 years

 --------------------------------------------------------
      $7           $21           $36            $81
 --------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.

 Table 3  Financial Highlights
                        Income From Investment Activities             Less Distributions           Net Asset Value
           Net Asset     Net       Net Realized
            Value,    Investment  and Unrealized  Total From     Net        Net                       Net Asset
  Period   Beginning    Income     Gain (Loss)    Investment  Investment  Realized      Total          Value,
  Ended    of Period    (Loss)    on Investments  Activities    Income      Gain    Distributions   End of Period
           ---------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------
  1994/a/   $10.00      $0.43/b/     $ 0.41         $0.84      $(0.43)    $(0.04)      $(0.47)         $10.37
           ---------------------------------------------------------------------------------------------------------
  1995       10.37       0.51/b/      (0.39)         0.12       (0.51)     (0.05)       (0.56)           9.93
           ---------------------------------------------------------------------------------------------------------
  1996/d/     9.93       0.52/b/      (0.51)         1.03       (0.52)         -        (0.52)          10.44
           ---------------------------------------------------------------------------------------------------------
  1997       10.44       0.52/b/          -          0.52       (0.52)         -        (0.52)          10.44
           ---------------------------------------------------------------------------------------------------------
  1998       10.44       0.51/b/       0.48          0.99       (0.51)         -        (0.51)          10.92
 ------------------------------------------------------------------------------------------------------------------------



  Table 3  Financial Highlights (continued)
                                         Returns, Ratios, and Supplemental Data
               Total Return                          Ratio of               Ratio of
  Period   (Includes Reinvested   Net Assets       Expenses to       Net Investment Income to    Portfolio
  Ended       Distributions)     ($ Thousands)  Average Net Assets     Average Net Assets      Turnover  Rate
 --------------------------------------------------------------------------------------------------------------

  1994/a/         8.45%/b/          $22,614          0.65%/bc/               4.48%/b//c/          154.8%/c/
           ----------------------------------------------------------------------------------------------------
  1995           1.42/b/             23,338          0.65/b/                 5.26/b/              170.2
           ----------------------------------------------------------------------------------------------------
  1996/d/        10.62/b/            32,500          0.65/b/                 5.09/b/               71.5
           ----------------------------------------------------------------------------------------------------
  1997           5.15/b/             38,726          0.65/b/                 5.01/b/               71.1
           ----------------------------------------------------------------------------------------------------
  1998           9.70/b/             49,455          0.65/b/                 4.79/b/               49.0
 -------------------------------------------------------------------------------------------------------------------

a  For the period March 31, 1993 (commencement of operations) to February 28,
   1994.

b Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

c  Annualized.

d  Year ended February 29.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective and investment program?

   The fund's investment objective is, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes by investing primarily in investment-grade Georgia municipal bonds.


   The fund will invest at least 65% of its total assets in Georgia municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years. Due to seasonal variations or shortages in the supply of suitable short-term Georgia securities, the fund may invest in municipals whose interest is exempt from federal but not state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.


   o Income from Georgia municipal securities is exempt from federal and Georgia state income taxes.


 What are the fund's credit-quality guidelines?

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.


   o At its discretion, the fund may retain a security whose credit quality is downgraded after purchase.


 What are the main risks of investing in municipal bond funds?


   The following could cause a decline in a bond fund's price or income:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 4).

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.


   o A more detailed discussion of these and other risk considerations is contained in the fund's Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.


   o Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of Georgia general obligations?


   As of June 1, 1998, Georgia was one of only eight states to have been awarded the top rating by all three rating services. Standard & Poor upgraded the state's rating to AAA in July 1997 while the state had already maintained an Aaa rating from Moody's and AAA from Fitch. Since 1973, Georgia has financed its capital needs through the issuance of general obligation bonds. The state constitution and current law limit maximum annual debt service on general obligation debt to 10% of total revenue receipts of the state treasury. The state has never defaulted on the payment of principal and interest on its general obligation bonds and has not issued short-term tax anticipation notes for its seasonal cash flow requirements.


   o Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which the fund may invest are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Georgia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Georgia state income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.

   o The share price and yield of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term investment-grade bond.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category.

   Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The fund will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)


   o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on Georgia bonds often below those of comparable issues from other states?

   Strong demand for Georgia securities due to a relatively high state income tax rate and an often limited supply tends to push their prices up and yields down.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.

 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective matu4lying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 4.


 Table 4  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%

  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------




 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and Georgia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.


   o The fund should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale

   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000

   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1993. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

 . Receive a proportional interest in a fund's income and capital gain distribution.

 . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual meetings?
   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

   Who runs the fund?

   General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Hugh D. McGuirk, Chairman, A. Gene Caponi, Patricia S. Deford, Robert A. Donahue, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McGuirk was appointed chairman of the fund's committee in 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1993 and has been managing investments for the past four years. Previously, Mr. McGuirk was a municipal underwriter for a brokerage firm.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


   o For the fiscal year ended February 28, 1998, the fund paid $37,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services, and $66,000 to T. Rowe Price for accounting services.

   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
         0.334%                           First $50 billion/a/
         ----------------------------------------------------------------------
         0.305%                           Next $30 billion
         ----------------------------------------------------------------------
         0.300%                           Thereafter
-------------------------------------------------------------------------------
/a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $85 billion at March 31, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.

 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.


   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   o In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Georgia state income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal and Georgia state income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.


   o T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:


  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.


   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices


   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1998, 1997, and 1996, were 49.0%, 71.1%, and 71.5%, respectively.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy The fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
              Moody's         Standard &         Fitch
              Investors       Poor's             Investors
              Service, Inc.   Corporation        Service, Inc.          Definition

  Long Term   Aaa             AAA                AAA                    Highest quality
              ------------------------------------------------------------------------------------------------------------
              Aa              AA                 AA                     High quality
              ------------------------------------------------------------------------------------------------------------
              A               A                  A                      Upper medium grade
              ------------------------------------------------------------------------------------------------------------
              Baa             BBB                BBB                    Medium grade
              Moody's                            S&P                                 Fitch
  Short Term  MIG1/VMIG1      Best quality       SP1+     Very strong quality        F-1+  Exceptionally strong quality
                                                 SP1      Strong grade               F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              MIG2/VMIG2      High quality       SP2      Satisfactory grade         F-2   Good credit quality
              ------------------------------------------------------------------------------------------------------------
  Commercial  P-1             Superior quality   A-1+     Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                          A-1      Strong quality             F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              P-2             Strong quality     A-2      Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

 Table 6  Explanation of Quality Ratings
                     Bond
                     Rating   Explanation

  Moody's Investors  Aaa      Highest quality, smallest degree of
  Service, Inc.               investment risk.
                     -----------------------------------------------------
                     Aa       High quality; together with Aaa bonds,
                              they compose the high-grade bond group.
                     -----------------------------------------------------
                     A        Upper-medium-grade obligations; many
                              favorable investment attributes.
                     -----------------------------------------------------
                     Baa      Medium-grade obligations; neither highly
                              protected nor poorly secured. Interest and
                              principal appear adequate for the present,
                              but certain protective elements may be
                              lacking or may be unreliable over any
                              great length of time.
                     -----------------------------------------------------
                     Ba       More uncertain with speculative elements.
                              Protection of interest and principal
                              payments not well safeguarded in good and
                              bad times.
                     -----------------------------------------------------
                     B        Lack characteristics of desirable
                              investment; potentially low assurance of
                              timely interest and principal payments or
                              maintenance of other contract terms over
                              time.
                     -----------------------------------------------------
                     Caa      Poor standing, may be in default; elements
                              of danger with respect to principal or
                              interest payments.
                     -----------------------------------------------------
                     Ca       Speculative in high degree; could be in
                              default or have other marked
                              shortcomings.
                     -----------------------------------------------------
                     C        Lowest rated. Extremely poor prospects of
                              ever attaining investment standing.
                     -----------------------------------------------------
  Standard & Poor's  AAA      Highest rating; extremely strong capacity
  Corporation                 to pay principal and interest.
                     -----------------------------------------------------
                     AA       High quality; very strong capacity to pay
                              principal and interest.
                     -----------------------------------------------------
                     A        Strong capacity to pay principal and
                              interest; somewhat more susceptible to the
                              adverse effects of changing circumstances
                              and economic conditions.
                     -----------------------------------------------------
                     BBB      Adequate capacity to pay principal and
                              interest; normally exhibit adequate
                              protection parameters, but adverse
                              economic conditions or changing
                              circumstances more likely to lead to
                              weakened capacity to pay principal and
                              interest than for higher-rated bonds.
                     -----------------------------------------------------
                     BB, B,   Predominantly speculative with respect to
                     CCC, CC  the issuer's capacity to meet required
                              interest and principal payments. BB -
                              lowest degree of speculation;
                              CC - the highest degree of speculation.
                              Quality and protective characteristics
                              outweighed by large uncertainties or major
                              risk exposure to adverse conditions.
                     -----------------------------------------------------
                     D        In default.
                     -----------------------------------------------------
  Fitch Investors    AAA      Highest quality; obligor has exceptionally
  Service, Inc.               strong ability to pay interest and repay
                              principal, which is unlikely to be
                              affected by reasonably foreseeable events.
                     -----------------------------------------------------
                     AA       Very high quality; obligor's ability to
                              pay interest and repay principal is very
                              strong. Because bonds rated in the AAA and
                              AA categories are not significantly
                              vulnerable to foreseeable future
                              developments, short-term debt of these
                              issuers is generally rated F-1+.
                     -----------------------------------------------------
                     A        High quality; obligor's ability to pay
                              interest and repay principal is considered
                              to be strong, but may be more vulnerable
                              to adverse changes in economic conditions
                              and circumstances than higher-rated bonds.
                     -----------------------------------------------------
                     BBB      Satisfactory credit quality; obligor's
                              ability to pay interest and repay
                              principal is considered adequate.
                              Unfavorable changes in economic conditions
                              and circumstances are more likely to
                              adversely affect these bonds and impair
                              timely payment. The likelihood that the
                              ratings of these bonds will fall below
                              investment grade is higher than for
                              higher-rated bonds.
                     -----------------------------------------------------
                     BB,      Not investment grade; predominantly
                     CCC,     speculative with respect to the issuer's
                     CC, C    capacity to repay interest and repay
                              principal in accordance with the terms of
                              the obligation for bond issues not in
                              default. BB is the least speculative. C is
                              the most speculative.
 ------------------------------------------------------------------------------

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com


T. Rowe Price
Invest With Confidence
Ram logo
                                                           F92-040 7/1/98

 PROSPECTUS
                                                                 July 1, 1998
Maryland Tax-Free Funds

 Short- and long-term bond funds for investors seeking income that is exempt from federal and Maryland state and local income taxes.

T.   Rowe Price
RAM LOGO

FACTS AT A GLANCE
Maryland Tax-Free Funds

Investment Goal
The highest level of income exempt from federal and Maryland state and local income taxes consistent with each fund's investment program.

As with all mutual funds, these funds may not meet their goals.


Strategy and Risk/Reward
Maryland Short-Term Tax-Free Bond Fund Invests primarily in short-term, investment-grade Maryland municipal bonds. The fund's average maturity will not exceed three years, but there is no maturity limit on individual securities.

Risk/Reward Higher income than a municipal money market fund but with moderate share price fluctuation.

Maryland Tax-Free Bond Fund Invests primarily in investment-grade Maryland municipal bonds. The fund's average maturity is expected to exceed 15 years.

Risk/Reward Higher income than the Maryland Short-Term Tax-Free Bond Fund but also greater potential price fluctuation.


Investor Profile
Maryland taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and Maryland state and local income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses               2
              ---------------------------------------------
              Financial Highlights                        4
              ---------------------------------------------
              Fund, Market, and Risk Characteristics      6
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               14
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    15
              ---------------------------------------------
              Transaction Procedures and                 18
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                21
              ---------------------------------------------
              Understanding Performance Information      23
              ---------------------------------------------
              Investment Policies and Practices          24
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       34
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      34
              ---------------------------------------------
              Purchasing Additional Shares               35
              ---------------------------------------------
              Exchanging and Redeeming                   36
              ---------------------------------------------
              Rights Reserved by the Funds               37
              ---------------------------------------------
              Shareholder Services                       38
              ---------------------------------------------
              Discount Brokerage                         40
              ---------------------------------------------
              Investment Information                     41
              ---------------------------------------------

T. Rowe Price State Tax-Free Income Trust
Prospectus

July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate each fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1  Transaction and Fund Expenses
                                 Short-Term Tax-Free     Tax-Free Bond
                                         Bond
                                ------------------------------------------

  Sales charge "load" on                 None                 None
  purchases
                                ------------------------------------------
  Sales charge "load" on                 None                 None
  reinvested distributions
                                ------------------------------------------
  Redemption fees                        None                 None
                                ------------------------------------------
  Exchange fees                          None                 None

                                Percentage of Fiscal 1998 Average Net
  Annual Fund Expenses                           Assets

                                 Short-Term Tax-Free     Tax-Free Bond
                                         Bond
                                  (after reduction)
                                ------------------------------------------
  Management fee                       0.41%/a/              0.42%
                                ------------------------------------------
  Marketing fees (12b-1)                 None                 None
                                ------------------------------------------
  Total other (shareholder
  servicing, custodial,                 0.19%                0.09%
  auditing, etc.)
                                ------------------------------------------
  Total fund expenses                  0.60%/a/              0.51%
 ------------------------------------------------------------------------------


 /a /The Short-Term Bond Fund's management fee and total expense ratio presented include 0.04% of management fees repaid from prior years pursuant to the expense limitation described below. Without this repayment, the fund's management fee and total expense ratio would have been 0.42% and 0.61%, respectively. From March 1, 1995 through February 28, 1997, T. Rowe Price agreed to waive its fees and bear any expenses to the extent that such fees and expenses would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective March 1, 1997, T. Rowe Price agreed to extend the expense limitation of 0.65% through the period ended June 30, 1998. Effective July 1, 1998, the expense ratio was reduced to 0.60% for the period ending February 28, 1999. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65% (through June 30, 1998); or 0.60% (for the period July 1, 1998 through February 28, 1999); however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.65% (through June 30, 1998); or 0.60% (for the period July 1, 1998 through February 28, 1999). Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUNDS                              3
   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
  Fund                      1 year   3 years   5 years   10 years
                            ---------------------------------------

  Short-Term Tax-Free Bond    $7       $21       $36       $81
                            ---------------------------------------
  Tax-Free Bond                5        16        29        64
 -----------------------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

T. ROWE PRICE                                 4
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

 Table 3  Financial Highlights
                        Income From Investment Activities             Less Distributions           Net Asset Value
           Net Asset               Net Realized
            Value,       Net      and Unrealized  Total From     Net        Net                       Net Asset
  Period   Beginning  Investment  Gain (Loss) on  Investment  Investment  Realized      Total          Value,
  Ended    of Period    Income     Investments    Activities    Income      Gain    Distributions   End of Period
  Short-Term Tax-Free Bond
 ------------------------------------------------------------------------------------------------------------------------
  1993/a/   $ 5.00      $0.01/b/     $ 0.07         $0.08      $(0.01)                 $(0.01)         $ 5.07
           ---------------------------------------------------------------------------------------------------------
  1994        5.07       0.15/b/       0.02          0.17       (0.15)         -        (0.15)           5.09
           ---------------------------------------------------------------------------------------------------------
  1995        5.09       0.18/b/      (0.05)         0.13       (0.18)         -        (0.18)           5.04
           ---------------------------------------------------------------------------------------------------------
  1996/d/     5.04       0.21/b/       0.11          0.32       (0.21)         -        (0.21)           5.15
           ---------------------------------------------------------------------------------------------------------
  1997        5.15       0.20/b/      (0.04)         0.16       (0.20)         -        (0.20)           5.11
           ---------------------------------------------------------------------------------------------------------
  1998        5.11       0.20          0.03          0.23       (0.20)                  (0.20)           5.14
  Tax-Free Bond
  1989      $ 9.40      $0.57        $(0.10)        $0.47      $(0.57)         -       $(0.57)         $ 9.30
           ---------------------------------------------------------------------------------------------------------
  1990        9.30       0.60          0.18          0.78       (0.60)    $(0.03)       (0.63)           9.45
           ---------------------------------------------------------------------------------------------------------
  1991        9.45       0.60          0.16          0.76       (0.60)         -        (0.60)           9.61
           ---------------------------------------------------------------------------------------------------------
  1992/d/     9.61       0.59          0.26          0.85       (0.59)     (0.05)       (0.64)           9.82
           ---------------------------------------------------------------------------------------------------------
  1993        9.82       0.57          0.73          1.30       (0.57)     (0.05)       (0.62)          10.50
           ---------------------------------------------------------------------------------------------------------
  1994       10.50       0.56          0.05          0.61       (0.56)     (0.10)       (0.66)          10.45
           ---------------------------------------------------------------------------------------------------------
  1995       10.45       0.56         (0.44)         0.12       (0.56)     (0.02)       (0.58)           9.99
           ---------------------------------------------------------------------------------------------------------
  1996/d/     9.99       0.57          0.41          0.98       (0.57)         -        (0.57)          10.40
           ---------------------------------------------------------------------------------------------------------
  1997       10.40       0.56         (0.05)         0.51       (0.56)                  (0.56)          10.35
           ---------------------------------------------------------------------------------------------------------
  1998       10.35       0.55          0.32          0.87       (0.55)                  (0.55)          10.67
 ------------------------------------------------------------------------------------------------------------------------


 Footnotes appear on next page.                 (continued on next page)

ABOUT THE FUNDS                              5

  Table 3 Financial Highlights (continued)
                                        Returns, Ratios, and Supplemental Data
               Total Return                                                   Ratio of
  Period   (Includes Reinvested   Net Assets      Ratio of Expenses    Net Investment Income     Portfolio
  Ended       Distributions)     ($ Thousands)  to Average Net Assets   to Average Net Assets  Turnover Rate
  Short-Term Tax-Free Bond
  1993/a/          1.67%           $ 10,094            0.65%/bc/               2.96%/c/            96.9%/c/
           ---------------------------------------------------------------------------------------------------
  1994             3.49              76,049            0.65/b/                 3.09                20.5
           ---------------------------------------------------------------------------------------------------
  1995             2.64              74,808            0.65/b/                 3.59               105.3
  1996/d/          6.49              85,784            0.65/b/                 4.14                39.3
           ---------------------------------------------------------------------------------------------------
  1997             3.26             102,252            0.65/b/                 3.98                21.4
           ---------------------------------------------------------------------------------------------------
  1998             4.56             109,424            0.65/b/                 3.89                60.4
  Tax-Free Bond
  1989             5.24%           $113,528            0.92%                   6.23%               63.8%
           ---------------------------------------------------------------------------------------------------
  1990             8.54             193,771            0.85                    6.29                57.5
           ---------------------------------------------------------------------------------------------------
  1991             8.37             300,974            0.68                    6.38                52.2
           ---------------------------------------------------------------------------------------------------
  1992/d/          9.13             475,188            0.64                    6.04                21.9
           ---------------------------------------------------------------------------------------------------
  1993            13.75             724,469            0.61                    5.72                22.3
           ---------------------------------------------------------------------------------------------------
  1994             5.93             821,402            0.57                    5.31                24.3
           ---------------------------------------------------------------------------------------------------
  1995             1.43             724,823            0.57                    5.73                28.9
           ---------------------------------------------------------------------------------------------------
  1996/d/         10.00             798,589            0.54                    5.53                23.9
           ---------------------------------------------------------------------------------------------------
  1997             5.12             819,981            0.54                    5.47                26.2
           ---------------------------------------------------------------------------------------------------
  1998             8.68             926,416            0.51                    5.31                19.2
 ------------------------------------------------------------------------------------------------------------------

a For the period January 29, 1993 (commencement of operations) to February 28, 1993.

b Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

c  Annualized.

d  Year ended February 29.

T. ROWE PRICE                                 6
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

 Table 4  Differences Between Funds
                 Credit-Quality                           Expected           Expected Average
  Fund           Categories              Income            Share             Maturity
                                                          Price Fluctuation
                 -------------------------------------------------------------------------------

  Short-Term     Primarily four highest  Low to moderate  Low to moderate    Generally one to
  Tax-Free Bond                                                              three years
                 -------------------------------------------------------------------------------
  Tax-Free Bond  Primarily four highest  High             High               Over 15 years
 ----------------------------------------------------------------------------------------------------


 What is each fund's objective and investment program?

  . The Maryland Short-Term Tax-Free Bond Fund's objective is to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value. The fund will invest primarily (at least 65% of its total assets) in investment-grade Maryland municipal bonds. While the portfolio's dollar-weighted average maturity will not exceed three years, there is no maturity limit on individual securities. The fund is expected to provide a higher level of after-tax income than a money market fund and less share price volatility than the Maryland Tax-Free Bond Fund. Unlike a money market fund, the fund's share price will fluctuate.

  . The Maryland Tax-Free Bond Fund's investment objective is to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds. The fund will invest at least 65% of its total assets in investment-grade Maryland municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years. The fund is expected to provide higher income and also have greater share price fluctuation than the Maryland Short-Term Tax-Free Bond Fund.


  . Due to seasonal variations or shortages in the supply of suitable short-term
   Maryland securities, each fund may invest in municipals whose interest is exempt from federal but not Maryland state and local income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.


   o Income from Maryland municipal securities is exempt from federal and Maryland state and local income taxes.

ABOUT THE FUNDS                              7
 What are the funds' credit-quality guidelines?

   The funds will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause a fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.


   o At its discretion, each fund may retain a security whose credit quality is downgraded after purchase.


 What are the main risks of investing in municipal bond funds?


   The following could cause a decline in a bond fund's price or income:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 5).

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.


   o A more detailed discussion of these and other risk considerations is contained in the funds' Statement of Additional Information.

T. ROWE PRICE                                 8
 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.


   o Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the funds' net asset values.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of Maryland general obligations?


   The major rating agencies (Moody's, Standard & Poor's, and Fitch) have assigned a triple-A rating to Maryland general obligations as of June 1, 1998. For more than a century, the state has not issued short-term tax anticipation notes or other similar short-term debt for its own needs. There is no general debt limit on general obligation bonds imposed under the state constitution or public general laws. The constitution imposes a maturity limit of 15 years on

ABOUT THE FUNDS                              9
   state general obligation bonds. The state's Capital Debt Affordability Committee annually recommends to the State General Assembly a yearly limit on the issuance of new general obligation bonds.


   o Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which each fund may invest are subject to change at any time.


 What about the quality of the funds' other holdings?


   In addition to the state's general obligations, the funds will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The funds may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Maryland state and local income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


   o The share price and yield of the funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

T. ROWE PRICE                                 10
   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. Each fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   These funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a three-year investment-grade bond for the Short-Term Tax-Free Bond Fund; or 2) a long-term investment-grade bond for the Tax-Free Bond Fund.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The funds will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)


   o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

ABOUT THE FUNDS                              11
 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on Maryland bonds often below those of comparable issues from other states?

   Strong demand for Maryland securities due to a relatively high state income tax rate and an often limited supply tends to push their prices up and yields down.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

T. ROWE PRICE                                 12
   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.


 Table 5  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%

  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------




 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

ABOUT THE FUNDS                              13
 How can I decide which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Use Table 4, which summarizes each fund's main characteristics, to help choose a fund (or funds) suitable for your particular needs. If you will need your principal in a relatively short time, or want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate some price volatility, you should consider the longer-term bond fund.


   o The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

   How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale

   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT THE FUNDS                              15
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through

T. ROWE PRICE                                 16
   the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.


   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year,

ABOUT THE FUNDS                              17
   based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

T. ROWE PRICE                                 18
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

ABOUT THE FUNDS                              19
   Redemptions over $250,000

   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE                                 20
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. The Short-Term Tax-Free Bond Fund was organized in 1993, and the Tax-Free Bond Fund was organized in 1987. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by shares?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

 . Receive a proportional interest in a fund's income and capital gain distributions.

 . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

   Who runs the funds?

   General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

T. ROWE PRICE                                 22
   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:


  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Patricia S. Deford,
   Marcy M. Lash, Joseph K. Lynagh, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Tax-Free Bond Fund Mary J. Miller, Chairman, Patricia S. Deford, Marcy M.
   Lash, Konstantine B. Mallas, Hugh D. McGuirk, and Arthur S. Varnado. Mrs. Miller has been chairman of the fund's committee since its inception in 1993. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   The funds paid the expenses shown in Table 6 for the fiscal year ended February 28, 1998.

 Table 6  Services Fees Paid
  Fund                   Transfer Agent and Shareholder Services  Accounting Services

  Short-Term Tax-Free    $ 60,000                        $66,000
  Bond
                        -------------------------------------------------------
  Tax-Free Bond           391,000                         82,000
 ------------------------------------------------------------------------------

ABOUT THE FUNDS                              23
   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
                         0.334%                           First $50 billion/a/
                         --------------------------------------------------
                         0.305%                           Next $30 billion
                         --------------------------------------------------
                         0.300%                           Thereafter
-------------------------------------------------------------------------------
a Represents a blended group fee rate containing various break points.



   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over$85 billion at March 31, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

T. ROWE PRICE                                 24
 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change each fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

ABOUT THE FUNDS                              25
   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, these funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.


   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

T. ROWE PRICE                                 26
   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   o In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.


   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Maryland state and local income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal and Maryland state and local income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

ABOUT THE FUNDS                              27
   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy Each fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.


   o T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does

T. ROWE PRICE                                 28
   not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.


   Operating policy Each fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

ABOUT THE FUNDS                              29
   Both instruments may be volatile and of limited liquidity, and their use may adversely affect each fund's total return.


   Operating policy Each fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy Each fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices


   Reserve Position
   Each fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, each fund may invest without limitation in money market reserves.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

T. ROWE PRICE                                 30
   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 7.

 Table 7  Portfolio Turnover Rates
  Fund                        1996      1997      1998

  Short-Term Tax-Free Bond   39.3%     21.4%     60.4%
                            ------------------------------
  Tax-Free Bond              23.9      26.2      19.2
 --------------------------------------------------------------

ABOUT THE FUNDS                              31
   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy Each fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   Table 8 shows the rating scale used by the major rating agencies, and Table 9 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 8  Ratings of Municipal Debt Securities
              Moody's         Standard &         Fitch
              Investors       Poor's             Investors
              Service, Inc.   Corporation        Service, Inc.          Definition

  Long Term   Aaa             AAA                AAA                    Highest quality
              ------------------------------------------------------------------------------------------------------------
              Aa              AA                 AA                     High quality
              ------------------------------------------------------------------------------------------------------------
              A               A                  A                      Upper medium grade
              ------------------------------------------------------------------------------------------------------------
              Baa             BBB                BBB                    Medium grade
              Moody's                            S&P                                 Fitch
  Short Term  MIG1/VMIG1      Best quality       SP1+     Very strong quality        F-1+  Exceptionally strong quality
                                                 SP1      Strong grade               F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              MIG2/VMIG2      High quality       SP2      Satisfactory grade         F-2   Good credit quality
              ------------------------------------------------------------------------------------------------------------
  Commercial  P-1             Superior quality   A-1+     Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                          A-1      Strong quality             F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              P-2             Strong quality     A-2      Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 32

 Table 9  Explanation of Quality Ratings
                     Bond
                     Rating   Explanation

  Moody's Investors  Aaa      Highest quality, smallest degree of
  Service, Inc.               investment risk.
                     -----------------------------------------------------
                     Aa       High quality; together with Aaa bonds,
                              they compose the high-grade bond group.
                     -----------------------------------------------------
                     A        Upper-medium-grade obligations; many
                              favorable investment attributes.
                     -----------------------------------------------------
                     Baa      Medium-grade obligations; neither highly
                              protected nor poorly secured. Interest and
                              principal appear adequate for the present,
                              but certain protective elements may be
                              lacking or may be unreliable over any
                              great length of time.
                     -----------------------------------------------------
                     Ba       More uncertain with speculative elements.
                              Protection of interest and principal
                              payments not well safeguarded in good and
                              bad times.
                     -----------------------------------------------------
                     B        Lack characteristics of desirable
                              investment; potentially low assurance of
                              timely interest and principal payments or
                              maintenance of other contract terms over
                              time.
                     -----------------------------------------------------
                     Caa      Poor standing, may be in default; elements
                              of danger with respect to principal or
                              interest payments.
                     -----------------------------------------------------
                     Ca       Speculative in high degree; could be in
                              default or have other marked
                              shortcomings.
                     -----------------------------------------------------
                     C        Lowest rated. Extremely poor prospects of
                              ever attaining investment standing.
                     -----------------------------------------------------
  Standard & Poor's  AAA      Highest rating; extremely strong capacity
  Corporation                 to pay principal and interest.
                     -----------------------------------------------------
                     AA       High quality; very strong capacity to pay
                              principal and interest.
                     -----------------------------------------------------
                     A        Strong capacity to pay principal and
                              interest; somewhat more susceptible to the
                              adverse effects of changing circumstances
                              and economic conditions.
                     -----------------------------------------------------
                     BBB      Adequate capacity to pay principal and
                              interest; normally exhibit adequate
                              protection parameters, but adverse
                              economic conditions or changing
                              circumstances more likely to lead to
                              weakened capacity to pay principal and
                              interest than for higher-rated bonds.
                     -----------------------------------------------------
                     BB, B,   Predominantly speculative with respect to
                     CCC, CC  the issuer's capacity to meet required
                              interest and principal payments. BB -
                              lowest degree of speculation;
                              CC - the highest degree of speculation.
                              Quality and protective characteristics
                              outweighed by large uncertainties or major
                              risk exposure to adverse conditions.
                     -----------------------------------------------------
                     D        In default.
                     -----------------------------------------------------
  Fitch Investors    AAA      Highest quality; obligor has exceptionally
  Service, Inc.               strong ability to pay interest and repay
                              principal, which is unlikely to be
                              affected by reasonably foreseeable events.
                     -----------------------------------------------------
                     AA       Very high quality; obligor's ability to
                              pay interest and repay principal is very
                              strong. Because bonds rated in the AAA and
                              AA categories are not significantly
                              vulnerable to foreseeable future
                              developments, short-term debt of these
                              issuers is generally rated F-1+.
                     -----------------------------------------------------
                     A        High quality; obligor's ability to pay
                              interest and repay principal is considered
                              to be strong, but may be more vulnerable
                              to adverse changes in economic conditions
                              and circumstances than higher-rated bonds.
                     -----------------------------------------------------
                     BBB      Satisfactory credit quality; obligor's
                              ability to pay interest and repay
                              principal is considered adequate.
                              Unfavorable changes in economic conditions
                              and circumstances are more likely to
                              adversely affect these bonds and impair
                              timely payment. The likelihood that the
                              ratings of these bonds will fall below
                              investment grade is higher than for
                              higher-rated bonds.
                     -----------------------------------------------------
                     BB,      Not investment grade; predominantly
                     CCC,     speculative with respect to the issuer's
                     CC, C    capacity to repay interest and repay
                              principal in accordance with the terms of
                              the obligation for bond issues not in
                              default. BB is the least speculative. C is
                              the most speculative.
 ------------------------------------------------------------------------------

ABOUT THE FUNDS                              33

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

ABOUT THE FUNDS                              35
Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

T. ROWE PRICE                                 36
By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

ABOUT THE FUNDS                              37
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 38
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

ABOUT THE FUNDS                              39
Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE                                 40
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

ABOUT THE FUNDS                              41
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
                                                             C12-040 7/1/98

 PROSPECTUS

                                                             July 1, 1998
New Jersey Tax-Free Bond Fund

 A long-term bond fund for investors seeking income that is exempt from federal and New Jersey income taxes.

 T.   Rowe Price
 RAM LOGO

FACTS AT A GLANCE
New Jersey Tax-Free Bond Fund

Investment Goal
The highest level of income exempt from federal and New Jersey income taxes consistent with the fund's investment program.

As with all mutual funds, this fund may not meet its goal.


Strategy
Invests primarily in investment-grade New Jersey municipal bonds whose income is exempt from federal and New Jersey income taxes. The fund's average maturity is expected to exceed 15 years.


Risk/Reward
Higher income but also greater potential price fluctuation than shorter-term municipal bond funds.


Investor Profile
New Jersey taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and New Jersey income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1             ABOUT THE FUND
              Transaction and Fund Expenses               2
              ---------------------------------------------
              Financial Highlights                        4
              ---------------------------------------------
              Fund, Market, and Risk Characteristics      5
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               12
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    13
              ---------------------------------------------
              Transaction Procedures and                 16
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                19
              ---------------------------------------------
              Understanding Performance Information      21
              ---------------------------------------------
              Investment Policies and Practices          22
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       32
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      32
              ---------------------------------------------
              Purchasing Additional Shares               33
              ---------------------------------------------
              Exchanging and Redeeming                   34
              ---------------------------------------------
              Rights Reserved by the Fund                35
              ---------------------------------------------
              Shareholder Services                       36
              ---------------------------------------------
              Discount Brokerage                         38
              ---------------------------------------------
              Investment Information                     39
              ---------------------------------------------


T. Rowe Price State Tax-Free Income Trust
Prospectus


July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate the fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1  Transaction and Fund Expenses
 Shareholder Transaction                    Annual Fund Expenses                   Percentage of Fiscal 1998
 Expenses                                   (after reduction)                      Average Net Assets


 Sales charge "load" on purchases     None  Management fee                                 0.40%/a/
                                      ------                                       ---------------------------
 Sales charge "load" on reinvested    None  Marketing fees (12b-1)                           None
 distributions
                                      ------                                       ---------------------------
 Redemption fees                      None  Total other (shareholder                         0.25%
                                            servicing, custodial, auditing, etc.)
                                      ------                                       ---------------------------
 Exchange fees                        None  Total fund expenses                            0.65%/a/
 ------------------------------------------------------------------------------------------------------------------


 /a /To limit the fund's expenses, T. Rowe Price agreed to waive its fees and bear any expenses from March 1, 1995, through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective March 1, 1997, T. Rowe Price agreed to extend this expense limitation for a period of two years through February 28, 1999. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee and total expense ratio would have been 0.42% and 0.67%, respectively.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
    1 year       3 years       5 years        10 years

 --------------------------------------------------------
      $7           $21           $36            $81
 --------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.

 Table 3 Financial Highlights
                         Income From Investment Activities             Less Distributions           Net Asset Value
            Net Asset     Net       Net Realized
             Value,    Investment  and Unrealized  Total From     Net        Net                       Net Asset
  Period    Beginning    Income    Gain (Loss) on  Investment  Investment  Realized      Total          Value,
  Ended     of Period    (Loss)     Investments    Activities    Income      Gain    Distributions   End of Period
            --------------------------------------------------------------------------------------------------------------

  1992/ad/   $10.00      $0.50/b/     $ 0.34         $0.84      $(0.50)    $(0.04)      $(0.54)         $10.30
            ---------------------------------------------------------------------------------------------------------
  1993        10.30       0.58/b/       1.00          1.58       (0.58)     (0.07)       (0.65)          11.23
            ---------------------------------------------------------------------------------------------------------
  1994        11.23       0.56/b/       0.10          0.66       (0.56)     (0.14)       (0.70)          11.19
            ---------------------------------------------------------------------------------------------------------
  1995        11.19       0.57/b/      (0.55)         0.02       (0.57)     (0.01)       (0.58)          10.63
            ---------------------------------------------------------------------------------------------------------
  1996/d/     10.63       0.58/b/       0.53          1.11       (0.58)         -        (0.58)          11.16
            ---------------------------------------------------------------------------------------------------------
  1997        11.16       0.57/b/      (0.08)         0.49       (0.57)        s-        (0.57)          11.08
            ---------------------------------------------------------------------------------------------------------
  1998        11.08       0.57/b/       0.43          1.00       (0.57)         -        (0.57)          11.51
 -------------------------------------------------------------------------------------------------------------------------



  Table 3 Financial Highlights (continued)
                                         Returns, Ratios, and Supplemental Data
                Total Return                                                  Ratio of
  Period    (Includes Reinvested   Net Assets      Ratio of Expenses    Net Investment Income    Portfolio
  Ended        Distributions)     ($ Thousands)  to Average Net Assets  to Average Net Assets  Turnover Rate
            --------------------------------------------------------------------------------------------------

  1992/ad/        10.26%/b/          $14,303            0.65%/bc/              5.86%/bc/          152.2%/c/
            --------------------------------------------------------------------------------------------------
  1993            15.90/b/            38,347            0.65/b/                5.47/b/            103.3
            --------------------------------------------------------------------------------------------------
  1994            5.97/b/             63,160            0.65/b/                4.90/b/             68.8
            --------------------------------------------------------------------------------------------------
  1995            0.37/b/             58,074            0.65/b/                5.41/b/            139.1
            --------------------------------------------------------------------------------------------------
  1996/d/         10.67/b/            70,304            0.65/b/                5.28/b/             98.4
            --------------------------------------------------------------------------------------------------
  1997            4.57/b/             80,289            0.65/b/                5.18/b/             78.9
            --------------------------------------------------------------------------------------------------
  1998            9.24/b/             99,765            0.65/b/                5.05/b/             34.3
 ------------------------------------------------------------------------------------------------------------------

a  For the period April 30, 1991 (commencement of operations) to February 29,
   1992.

b Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

c  Annualized.

d  Year ended February 29.

 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective and investment program?

   The fund's investment objective is to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey income taxes by investing primarily in investment-grade New Jersey municipal bonds.


   The fund will invest at least 65% of its total assets in New Jersey municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years. Due to seasonal variations or shortages in the supply of suitable short-term New Jersey securities, the fund may invest in municipals whose interest is exempt from federal but not New Jersey income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.


   o Income from New Jersey municipal securities is exempt from federal and New Jersey income taxes.


 What are the fund's credit-quality guidelines?

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.


   o At its discretion, the fund may retain a security whose credit quality is downgraded after purchase.

 What are the main risks of investing in municipal bond funds?


   The following could cause a decline in a bond fund's price or income:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 4).

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.


   o A more detailed discussion of these and other risk considerations is contained in the fund's Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.


   o Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of New Jersey general obligations?


   The state's general obligations were rated Aa1 by Moody's and AA+ by Standard & Poor's and by Fitch as of June 1, 1998. For more than a century, the state has paid the principal and interest on its general obligation bonds when due. The New Jersey state constitution imposes a legal debt limit equal to 1% of total appropriations for the fiscal year unless the debt has been approved by a majority of voters at a general election.


   o Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which the fund may invest are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New Jersey depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and New Jersey income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.

   o The share price and yield of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term investment-grade bond.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The fund will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)


   o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on New Jersey bonds often below those of comparable issues from other states?

   Strong demand for New Jersey securities due to a relatively high state income tax rate and an often limited supply tends to push their prices up and yields down.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.

 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 4.


 Table 4  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%

  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------




 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and New Jersey income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.


   o The fund should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive the proceeds from a sale

   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.


   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000

   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1991. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

 . Receive a proportional interest in a fund's income and capital gain distributions.

 . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   William F. Snider, Chairman, Patricia S. Deford, Marcy M. Lash, Konstantine
   B. Mallas, Mary J. Miller, William T. Reynolds, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Snider was appointed the fund's chairman in March 1997 and has been a member of the fund's committee since 1994. Mr. Snider joined T. Rowe Price in 1991 and has been managing investments since 1993.


   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


   o For the fiscal year ended February 28, 1998, the fund paid $65,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services, and $66,000 to T. Rowe Price for accounting services.

   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
         0.334%                           First $50 billion/a/
         ----------------------------------------------------------------------
         0.305%                           Next $30 billion
         ----------------------------------------------------------------------
         0.300%                           Thereafter
---------------------------------------------------------------------------
/a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $85 billion at March 31, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.

 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.


   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   o In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and New Jersey income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal and New Jersey income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.


   o T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:


  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.


   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.

 Types of Management Practices


   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1998, 1997, and 1996, were 34.3%, 78.9%, and 98.4%, respectively.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy The fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
              Moody's         Standard &         Fitch
              Investors       Poor's             Investors
              Service, Inc.   Corporation        Service, Inc.          Definition

  Long Term   Aaa             AAA                AAA                    Highest quality
              ------------------------------------------------------------------------------------------------------------
              Aa              AA                 AA                     High quality
              ------------------------------------------------------------------------------------------------------------
              A               A                  A                      Upper medium grade
              ------------------------------------------------------------------------------------------------------------
              Baa             BBB                BBB                    Medium grade
              Moody's                            S&P                                 Fitch
  Short Term  MIG1/VMIG1      Best quality       SP1+     Very strong quality        F-1+  Exceptionally strong quality
                                                 SP1      Strong grade               F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              MIG2/VMIG2      High quality       SP2      Satisfactory grade         F-2   Good credit quality
              ------------------------------------------------------------------------------------------------------------
  Commercial  P-1             Superior quality   A-1+     Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                          A-1      Strong quality             F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              P-2             Strong quality     A-2      Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

 Table 6  Explanation of Quality Ratings
                     Bond
                     Rating   Explanation

  Moody's Investors  Aaa      Highest quality, smallest degree of
  Service, Inc.               investment risk.
                     -----------------------------------------------------
                     Aa       High quality; together with Aaa bonds,
                              they compose the high-grade bond group.
                     -----------------------------------------------------
                     A        Upper-medium-grade obligations; many
                              favorable investment attributes.
                     -----------------------------------------------------
                     Baa      Medium-grade obligations; neither highly
                              protected nor poorly secured. Interest and
                              principal appear adequate for the present,
                              but certain protective elements may be
                              lacking or may be unreliable over any
                              great length of time.
                     -----------------------------------------------------
                     Ba       More uncertain with speculative elements.
                              Protection of interest and principal
                              payments not well safeguarded in good and
                              bad times.
                     -----------------------------------------------------
                     B        Lack characteristics of desirable
                              investment; potentially low assurance of
                              timely interest and principal payments or
                              maintenance of other contract terms over
                              time.
                     -----------------------------------------------------
                     Caa      Poor standing, may be in default; elements
                              of danger with respect to principal or
                              interest payments.
                     -----------------------------------------------------
                     Ca       Speculative in high degree; could be in
                              default or have other marked
                              shortcomings.
                     -----------------------------------------------------
                     C        Lowest rated. Extremely poor prospects of
                              ever attaining investment standing.
                     -----------------------------------------------------
  Standard & Poor's  AAA      Highest rating; extremely strong capacity
  Corporation                 to pay principal and interest.
                     -----------------------------------------------------
                     AA       High quality; very strong capacity to pay
                              principal and interest.
                     -----------------------------------------------------
                     A        Strong capacity to pay principal and
                              interest; somewhat more susceptible to the
                              adverse effects of changing circumstances
                              and economic conditions.
                     -----------------------------------------------------
                     BBB      Adequate capacity to pay principal and
                              interest; normally exhibit adequate
                              protection parameters, but adverse
                              economic conditions or changing
                              circumstances more likely to lead to
                              weakened capacity to pay principal and
                              interest than for higher-rated bonds.
                     -----------------------------------------------------
                     BB, B,   Predominantly speculative with respect to
                     CCC, CC  the issuer's capacity to meet required
                              interest and principal payments. BB -
                              lowest degree of speculation;
                              CC - the highest degree of speculation.
                              Quality and protective characteristics
                              outweighed by large uncertainties or major
                              risk exposure to adverse conditions.
                     -----------------------------------------------------
                     D        In default.
                     -----------------------------------------------------
  Fitch Investors    AAA      Highest quality; obligor has exceptionally
  Service, Inc.               strong ability to pay interest and repay
                              principal, which is unlikely to be
                              affected by reasonably foreseeable events.
                     -----------------------------------------------------
                     AA       Very high quality; obligor's ability to
                              pay interest and repay principal is very
                              strong. Because bonds rated in the AAA and
                              AA categories are not significantly
                              vulnerable to foreseeable future
                              developments, short-term debt of these
                              issuers is generally rated F-1+.
                     -----------------------------------------------------
                     A        High quality; obligor's ability to pay
                              interest and repay principal is considered
                              to be strong, but may be more vulnerable
                              to adverse changes in economic conditions
                              and circumstances than higher-rated bonds.
                     -----------------------------------------------------
                     BBB      Satisfactory credit quality; obligor's
                              ability to pay interest and repay
                              principal is considered adequate.
                              Unfavorable changes in economic conditions
                              and circumstances are more likely to
                              adversely affect these bonds and impair
                              timely payment. The likelihood that the
                              ratings of these bonds will fall below
                              investment grade is higher than for
                              higher-rated bonds.
                     -----------------------------------------------------
                     BB,      Not investment grade; predominantly
                     CCC,     speculative with respect to the issuer's
                     CC, C    capacity to repay interest and repay
                              principal in accordance with the terms of
                              the obligation for bond issues not in
                              default. BB is the least speculative. C is
                              the most speculative.
 ------------------------------------------------------------------------------

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

T. Rowe Price
Invest With Confidence
Ram logo

                                                            F47-040 7/1/98

 PROSPECTUS

July 1, 1998
New York Tax-Free Funds

 A long-term bond fund and a money market fund for investors seeking income that is exempt from federal and New York state and New York city income taxes.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
New York Tax-Free Funds


Investment Goal
The highest level of income exempt from federal and New York state and New York city income taxes consistent with each fund's investment program.

As with all mutual funds, these funds may not meet their goals.


Strategy and Risk/Reward

New York Tax-Free Money Fund Invests in high-quality, short-term municipal securities. Its average maturity will not exceed 90 days.

Your investment in the fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. Because the fund concentrates its investments in securities of New York issuers, an investment in this fund may be riskier than an investment in more broadly diversified money funds.

Risk/Reward Lowest.

New York Tax-Free Bond Fund Invests primarily in investment-grade municipal bonds. The fund's average maturity is expected to exceed 15 years.


Risk/Reward Significantly higher income than the money fund and also the potential for price declines when interest rates rise.


Investor Profile
New York taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and New York state and New York city income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1

ABOUT THE FUNDS
Transaction and Fund Expenses 2
Financial Highlights 3
Fund, Market, and Risk Characteristics 6
2
ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 15
Distributions and Taxes 16
Transaction Procedures and Special Requirements 19
3

MORE ABOUT THE FUNDS
Organization and Management 22
Understanding Performance Information 24
Investment Policies and Practices 26
4
INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 36
Opening a New Account 36
Purchasing Additional Shares 37
Exchanging and Redeeming 38
Rights Reserved by the Fund 39
Shareholder Services 40
Discount Brokerage 42
Investment Information 43
T. Rowe Price State Tax-Free Income Trust
Prospectus


July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate each fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1  Transaction and Fund Expenses
  Shareholder Transaction
  Expenses                                   Money Fund                      Bond Fund
  Sales charge "load"                              None                           None
  on purchases
                              -------------------------------------------------------------
  Sales charge "load"
  on reinvested                                    None                           None
  distributions
                              -------------------------------------------------------------
  Redemption fees                                  None                           None
                              -------------------------------------------------------------
  Exchange fees                                    None                           None
                                     Percentage of Fiscal 1998 Average Net Assets
  Annual Fund Expenses
  Management fee                                   0.31%/a/                       0.43%
                              -------------------------------------------------------------
  Marketing fees                                   None                           None
  (12b-1)
                              -------------------------------------------------------------
  Total other
  (shareholder
  servicing, custodial,                            0.24%                          0.18%
  auditing, etc.)
                              -------------------------------------------------------------
  Total fund expenses                              0.55%/a/                       0.61%
 -----------------------------------------------------------------------------------------------




 /a/
  The money fund's management fee and total expense ratio would have been 0.42% and 0.66%, respectively, had T. Rowe Price not agreed to reduce management fees in accordance with the expense limitations described below. T. Rowe Price has agreed to waive its fees and bear any expenses to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.55%. The money fund previously operated under a 0.55% limitation that expired February 28, 1997. Effective March 1, 1997, T. Rowe Price agreed to extend the 0.55% expense limitation for an additional two-year period through February 28, 1999. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUNDS                               3
   The main types of expenses, which all mutual funds may charge against fund assets, are:


  . A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2  Hypothetical Fund Expenses
  Fund             1 year     3 years    5 years   10 years
  Money           $ 6       $18        $31        $69
                 --------------------------------------------
  Bond              6        20         34         76
 -----------------------------------------------------------------




  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

T. ROWE PRICE                                 4

 Table 3  Financial Highlights
                            Income From Investment Activities              Less Distributions           Net Asset Value
             Net Asset                  Net Realized
              Value,         Net       and Unrealized  Total From     Net        Net                       Net Asset
  Period     Beginning   Investment    Gain (Loss) on  Investment  Investment  Realized      Total          Value,
  Ended      of Period  Income (Loss)   Investments    Activities    Income      Gain    Distributions   End of Period
 -----------------------------------------------------------------------------------------------------------------------------
  Money Fund
  1989        $ 1.000      $0.043/a/        -            $0.043     $(0.043)     -         $(0.043)         $ 1.000
             ------------------------------------------------------------------------------------------------------------
  1990          1.000       0.051/a/        -             0.051      (0.051)     -          (0.051)           1.000
             ------------------------------------------------------------------------------------------------------------
  1991          1.000       0.047/a/        -             0.047      (0.047)     -          (0.047)           1.000
             ------------------------------------------------------------------------------------------------------------
  1992/b/       1.000       0.035/a/        -             0.035      (0.035)     -          (0.035)           1.000
             ------------------------------------------------------------------------------------------------------------
  1993          1.000       0.022/a/        -             0.022      (0.022)     -          (0.022)           1.000
             ------------------------------------------------------------------------------------------------------------
  1994          1.000       0.018/a/        -             0.018      (0.018)     -          (0.018)           1.000
             ------------------------------------------------------------------------------------------------------------
  1995          1.000       0.025/a/        -             0.025      (0.025)     -          (0.025)           1.000
             ------------------------------------------------------------------------------------------------------------
  1996/b/       1.000       0.032/a/        -             0.032      (0.032)     -          (0.032)           1.000
             ------------------------------------------------------------------------------------------------------------
  1997          1.000       0.029/a/        -             0.029      (0.029)     -          (0.029)           1.000
             ------------------------------------------------------------------------------------------------------------
  1998          1.000       0.031/a/        -             0.031      (0.031)     -          (0.031)           1.000
  Bond Fund
  1989        $ 9.67       $0.61/c/       $(0.07)        $0.54      $(0.61)      -         $(0.61)          $ 9.60
             ------------------------------------------------------------------------------------------------------------
  1990          9.60        0.62/c/         0.04          0.66       (0.62)      -          (0.62)            9.64
             ------------------------------------------------------------------------------------------------------------
  1991          9.64        0.62/c/         0.10          0.72       (0.62)      -          (0.62)            9.74
             ------------------------------------------------------------------------------------------------------------
  1992///b/     9.74        0.63/c/         0.38          1.01       (0.63)      -          (0.63)           10.12
             ------------------------------------------------------------------------------------------------------------
  1993         10.12        0.62/c/         0.93          1.55       (0.62)      -          (0.62)           11.05
             ------------------------------------------------------------------------------------------------------------
  1994         11.05        0.59/c/         0.09          0.68       (0.59)    $(0.16)      (0.75)           10.98
             ------------------------------------------------------------------------------------------------------------
  1995         10.98        0.58/c/        (0.53)         0.05       (0.58)     (0.08)      (0.66)           10.37
             ------------------------------------------------------------------------------------------------------------
  1996///b/    10.37        0.58/c/         0.48          1.06       (0.58)      -          (0.58)           10.85
             ------------------------------------------------------------------------------------------------------------
  1997         10.85        0.57/c/        (0.05)         0.52       (0.57)      -          (0.57)           10.80
             ------------------------------------------------------------------------------------------------------------
  1998         10.80        0.57            0.46          1.03       (0.57)      -          (0.57)           11.26
 -----------------------------------------------------------------------------------------------------------------------------




 Footnotes appear on next page.                  (continued on next page)

ABOUT THE FUNDS                               5

 Table 3  Financial Highlights (continued)
                                            Returns, Ratios, and Supplemental Data
                 Total Return                                                 Ratio of
  Period     (Includes Reinvested   Net Assets    Ratio of Expenses to  Net Investment Income    Portfolio
  Ended           Dividends)       ($ Thousands)   Average Net Assets   to Average Net Assets  Turnover Rate
 ------------
  Money Fund
  1989              4.42%/a/         $ 44,510            0.80%/a/              4.36%/a/             -
             -------------------------------------------------------------------------------------------------
  1990              5.23/a/            49,941            0.80/a/               5.10/a/              -
             -------------------------------------------------------------------------------------------------
  1991              4.79/a/            54,529            0.72/a/               4.69/a/              -
             -------------------------------------------------------------------------------------------------
  1992/b/           3.60/a/            53,429            0.55/a/               3.54/a/              -
             -------------------------------------------------------------------------------------------------
  1993              2.22/a/            53,904            0.55/a/               2.21/a/              -
             -------------------------------------------------------------------------------------------------
  1994              1.84/a/            57,736            0.55/a/               1.82/a/              -
             -------------------------------------------------------------------------------------------------
  1995              2.49/a/            66,154            0.55/a/               2.48/a/              -
             -------------------------------------------------------------------------------------------------
  1996///b/         3.26/a/            71,040            0.55/a/               3.21/a/              -
             -------------------------------------------------------------------------------------------------
  1997              2.91/a/            82,729            0.55/a/               2.86/a/              -
             -------------------------------------------------------------------------------------------------
  1998              3.11/a/            95,333            0.55/a/               3.07/a/              -
  Bond Fund
  1989              5.81%/c/         $ 36,387            1.00%/c/              6.40%/c/            88.5%
             -------------------------------------------------------------------------------------------------
  1990              7.03/c/            47,287            0.96/c/               6.40/c/             71.6
             -------------------------------------------------------------------------------------------------
  1991              7.73/c/            54,834            0.73/c/               6.43/c/             61.5
             -------------------------------------------------------------------------------------------------
  1992/b/          10.67/c/            74,243            0.60/c/               6.33/c/             48.7
             -------------------------------------------------------------------------------------------------
  1993             15.79/c/           112,026            0.60/c/               5.91/c/             41.5
             -------------------------------------------------------------------------------------------------
  1994              6.31/c/           130,347            0.60/c/               5.31/c/             84.9
             -------------------------------------------------------------------------------------------------
  1995              0.74/c/           117,847            0.60/c/               5.71/c/            134.3
             -------------------------------------------------------------------------------------------------
  1996///b/        10.44/c/           134,933            0.65/c/               5.42/c/            116.0
             -------------------------------------------------------------------------------------------------
  1997              5.02/c/           144,532            0.65/c/               5.35/c/             96.9
             -------------------------------------------------------------------------------------------------
  1998              9.75              177,393            0.61                  5.16                55.0
 ------------------------------------------------------------------------------------------------------------------




 /a/
  Excludes expenses in excess of a 0.55% voluntary expense limitation in effect November 7, 1990 through February 28, 1999; and a 0.80% voluntary expense limitation in effect through November 6, 1990.

 /b/Fiscal year ended February 29.

 /c/
  Excludes expenses in excess of a 0.65% voluntary expense limitation in effect March 1, 1995 through February 28, 1997; a 0.60% voluntary expense limitation in effect November 7, 1990 through February 28, 1995; a 0.80% voluntary expense limitation in effect November 1, 1989 through November 6, 1990; and a 1.00% voluntary expense limitation in effect during the year ended February 28, 1989.

T. ROWE PRICE                                 6
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

   To help you decide whether these funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.


 Table 4  New York Funds Comparison Guide
                    Credit-Quality                  Expected Share     Expected Average
  Fund              Categories              Income  Price Fluctuation  Maturity
  Money             Two highest             Lowest  Stable             90 days or less
                    ---------------------------------------------------------------------
  Bond              Primarily four highest  High    High               Over 15 years
 ---------------------------------------------------------------------------------------------




 What is each fund's objective and investment program?

  . The New York Tax-Free Money Fund's objective is preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal and New York state and New York city income taxes. The fund invests in municipal securities that mature in 397 days or less, and its dollar-weighted average maturity will not exceed 90 days. The fund's yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Although the fund has maintained a constant share price since its inception, and fund managers will make every effort to continue to meet this objective in the future, the price could drop below $1.00 under certain circumstances, such as a major change in interest rates or default on one or more fund holdings. Unlike most bank accounts or certificates of deposit, your investment in the fund is not insured or guaranteed by the U.S. government.

  . The New York Tax-Free Bond Fund's investment objective is, consistent with prudent portfolio management, the highest level of income exempt from federal and New York state and New York city income taxes by investing primarily in investment-grade New York municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years.


  . Each fund will invest at least 65% of its total assets in New York municipal securities. However, due to seasonal variations or shortages in the supply of suitable short-term New York securities, each fund may invest in municipals whose interest is exempt from federal but not New York state and New York city income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

  . Income from New York municipal securities is exempt from federal and New
   York state and New York city income taxes.

ABOUT THE FUNDS                               7
 What are the funds' credit-quality guidelines?


  . The money fund will generally purchase securities rated within the two highest money market rating categories assigned by established rating agencies, or, if not rated, of equivalent investment quality as determined by
   T. Rowe Price. All securities purchased by the fund will present minimal credit risks in the opinion of T. Rowe Price.

  . The bond fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.


  . The funds may retain a security whose credit quality is downgraded after purchase.


 What are the main risks of investing in municipal bond and money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:


  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 5). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below one dollar. However, the very short-term securities held in money market portfolios - a means of achieving an overall fund objective of principal stability - reduces their potential for price fluctuation.

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

T. ROWE PRICE                                 8
  . Geographical risk The chance of price declines resulting from developments in a single state.

  . A more detailed discussion of these and other risk considerations is contained in the funds' Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:


  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of New York general obligations?


   As of June 1, 1998, the state was rated A2 by Moody's, A by Standard & Poor's, and A+ by Fitch; the city's ratings were A3 by Moody's and BBB+ by Standard & Poor's and A- by Fitch. The state constitution requires that all general obligation debt be approved by the voters. In 1975 the state, New York city, and other related issuers experienced serious financial difficulties that ultimately resulted in

ABOUT THE FUNDS                               9
   much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the state and city confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below-average economic performance and tight budgetary conditions persist. Both entities experienced financial relief in fiscal 1997 and 1998 because of the strong national economy, a robust financial services sector, and vigilant spending control.


   New York city's revenue base was previously affected by the slowdown in the financial service industry and the absence of other private sector growth. The sharp economic downturn and reduced state financial assistance contributed to downgrades of the city's credit ratings in 1990 and 1991. The city estimates that it will generate a substantial operating surplus for the fiscal year ending June 30, 1998, as tax receipts have been bolstered by strength on Wall Street. Although the city has balanced its budget and avoided operating deficits for the past 17 years, it faces a continuing challenge to achieve budget balance because of ongoing cost pressures.

  . Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which each fund may invest are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, the funds will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as notes and bonds of local governments and public authorities. While local governments in New York depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The funds may invest in certain sectors with special risks-for example, health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and New York state and New York city income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June

T. ROWE PRICE                                 10
   1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.

  . The yield of each fund will fluctuate with changing market conditions and interest rate levels. A bond fund's share price will also fluctuate; when you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.


   The money fund does not invest in high-risk, highly leveraged derivatives. The bond fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The bond fund uses derivatives in situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

   The bond fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15 year maturity), investment-grade bond.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

ABOUT THE FUNDS                               11
 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The funds will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on New York bonds often below those of comparable issues from other states?

   Strong demand for New York securities due to a relatively high state income tax rate and an often limited supply tends to push their prices up and yields down.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Limited-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

T. ROWE PRICE                                 12
 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date. For example, the effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are

ABOUT THE FUNDS                               13
   multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.


 Table 5  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%
  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------




 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?


   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.


 How can I decide which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Use Table 4, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for money you may need for near-term or unexpected expenses. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider a longer-term bond fund.

T. ROWE PRICE                                 14
  . The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

  How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How you can receive the proceeds for a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE                                 16
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends

  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.


  . Bond and money funds pay dividends on the first business day of each month.

ABOUT YOUR ACCOUNT                            17

  . Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.


  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.


   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

T. ROWE PRICE                                 18

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

ABOUT YOUR ACCOUNT                            19

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

T. ROWE PRICE                                 20
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee

ABOUT YOUR ACCOUNT                            21
   will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. These funds were organized in 1986. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   . Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

  What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management control.

  Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

  Who runs the funds?

    General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

ABOUT YOUR ACCOUNT                            23
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:


   Money Fund Patrice L. Berchtenbreiter Ely, Chairman, Jeremy N. Baker, A. Gene Caponi, Patricia S. Deford, Joseph K. Lynagh, William T. Reynolds, and William F. Snider. Ms. Berchtenbreiter Ely has been chairman of the fund's committee since 1992. She joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Bond Fund William F. Snider, Chairman, Jeremy N. Baker, Patrice L. Berchtenbreiter Ely, A. Gene Caponi, Patricia S. Deford, Joseph K. Lynagh, Konstantine B. Mallas, William T. Reynolds, and Arthur S. Varnado. Mr. Snider was appointed the fund's chairman in 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1991 and has been managing investments for the past five years.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

T. ROWE PRICE                                 24

   The funds paid the expenses shown in Table 6 for the fiscal year ended February 28, 1998.


 Table 6  Services Fees Paid to T. Rowe Price Service
Companies
  Fund                 Transfer Agent        Accounting
  Money                   $57,000             $67,000
                     ----------------------------------------
  Bond                     98,000              73,000
 -----------------------------------------------------------------



   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
                                              0.334%                           First $50 billion/a/
                                              ----------------------------------------------------------------------
                                              0.305%                           Next $30 billion
                                              ----------------------------------------------------------------------
                                              0.300%                           Thereafter
-------------------------------------------------------------------------------------------------------------------------
                                              /a/ Represents a blended group fee rate containing various break points.



   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $85 billion at March 31, 1998, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUNDS                          25
 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

T. ROWE PRICE                                 26
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the bond fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment programs, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.


   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of

MORE ABOUT THE FUNDS                          27
   price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.


   Operating policy (money fund only) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.


   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.


   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and New York state and New York city income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

T. ROWE PRICE                                 28
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal and New York state and New York city income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants (bond fund)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy The bond fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.


   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

MORE ABOUT THE FUNDS                          29
  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:


  . Residual Interest Bonds (bond fund) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The bond fund may invest up to 10% of its total assets in residual interest bonds.

T. ROWE PRICE                                 30
  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps (bond fund) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect a fund's total return.


   Operating policy The bond fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy The bond fund may invest up to 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices


   Reserve Position (bond fund)
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and

MORE ABOUT THE FUNDS                          31
   serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves.

   When-Issued Securities (each fund) and Forwards (bond fund)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond fund)
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.


   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes may equal up to 5% of a bond fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 32
   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond fund)

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, the fund's portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The bond fund's portfolio turnover rates for the fiscal years ending February 28, 1998, 1997, and 1996, were 55.0%, 96.9%, and 116.0%, respectively.

   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy Each fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

MORE ABOUT THE FUNDS                          33
   Table 7 shows the rating scale used by the major rating agencies, and Table 8 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 7  Ratings of Municipal Debt Securities
                   Moody's        Standard &        Fitch
                   Investors      Poor's            Investors
                   Service, Inc.  Corporation       Service, Inc.           Definition
  Long Term        Aaa            AAA               AAA                     Highest quality
                   -------------------------------------------------------------------------------------------------------
                   Aa             AA                AA                      High quality
                   -------------------------------------------------------------------------------------------------------
                   A              A                 A                       Upper medium grade
                   -------------------------------------------------------------------------------------------------------
                   Baa            BBB               BBB                     Medium grade
                   Moody's                          S&P                               Fitch
  Short Term       MIG1/VMIG1     Best quality      SP1+   Very strong quality        F-1+  Exceptionally strong quality
                                                    SP1    Strong grade               F-1   Very strong quality
                   -------------------------------------------------------------------------------------------------------
                   MIG2/VMIG2     High quality      SP2    Satisfactory grade         F-2   Good credit quality
                   -------------------------------------------------------------------------------------------------------
  Commercial       P-1            Superior quality  A-1+   Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                             A-1    Strong quality             F-1   Very strong quality
                   -------------------------------------------------------------------------------------------------------
                   P-2            Strong quality    A-2    Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 34

 Table 8  Explanation of Quality Ratings
                          Bond
                          Rating   Explanation
  Moody's Investors       Aaa      Highest quality, smallest degree of
  Service, Inc.                    investment risk.
                          ------------------------------------------------
                          Aa       High quality; together with Aaa
                                   bonds, they compose the high-grade
                                   bond group.
                          ------------------------------------------------
                          A        Upper-medium-grade obligations; many
                                   favorable investment attributes.
                          ------------------------------------------------
                          Baa      Medium-grade obligations; neither
                                   highly protected nor poorly secured.
                                   Interest and principal appear
                                   adequate for the present, but certain
                                   protective elements may be lacking or
                                   may be unreliable over any great
                                   length of time.
                          ------------------------------------------------
                          Ba       More uncertain with speculative
                                   elements. Protection of interest and
                                   principal payments not well
                                   safeguarded in good and bad times.
                          ------------------------------------------------
                          B        Lack characteristics of desirable
                                   investment; potentially low assurance
                                   of timely interest and principal
                                   payments or maintenance of other
                                   contract terms over time.
                          ------------------------------------------------
                          Caa      Poor standing, may be in default;
                                   elements of danger with respect to
                                   principal or interest payments.
                          ------------------------------------------------
                          Ca       Speculative in high degree; could be
                                   in default or have other marked
                                   shortcomings.
                          ------------------------------------------------
                          C        Lowest rated. Extremely poor
                                   prospects of ever attaining
                                   investment standing.
                          ------------------------------------------------
  Standard & Poor's       AAA      Highest rating; extremely strong
  Corporation                      capacity to pay principal and
                                   interest.
                          ------------------------------------------------
                          AA       High quality; very strong capacity to
                                   pay principal and interest.
                          ------------------------------------------------
                          A        Strong capacity to pay principal and
                                   interest; somewhat more susceptible
                                   to the adverse effects of changing
                                   circumstances and economic
                                   conditions.
                          ------------------------------------------------
                          BBB      Adequate capacity to pay principal
                                   and interest; normally exhibit
                                   adequate protection parameters, but
                                   adverse economic conditions or
                                   changing circumstances more likely to
                                   lead to weakened capacity to pay
                                   principal and interest than for
                                   higher-rated bonds.
                          ------------------------------------------------
                          BB, B,   Predominantly speculative with
                          CCC, CC  respect to the issuer's capacity to
                                   meet required interest and principal
                                   payments. BB - lowest degree of
                                   speculation;
                                   CC - the highest degree of
                                   speculation. Quality and protective
                                   characteristics outweighed by large
                                   uncertainties or major risk exposure
                                   to adverse conditions.
                          ------------------------------------------------
                          D        In default.
                          ------------------------------------------------
  Fitch Investors         AAA      Highest quality; obligor has
  Service, Inc.                    exceptionally strong ability to pay
                                   interest and repay principal, which
                                   is unlikely to be affected by
                                   reasonably foreseeable events.
                          ------------------------------------------------
                          AA       Very high quality; obligor's ability
                                   to pay interest and repay principal
                                   is very strong. Because bonds rated
                                   in the AAA and AA categories are not
                                   significantly vulnerable to
                                   foreseeable future developments,
                                   short-term debt of these issuers is
                                   generally rated F-1+.
                          ------------------------------------------------
                          A        High quality; obligor's ability to
                                   pay interest and repay principal is
                                   considered to be strong, but may be
                                   more vulnerable to adverse changes in
                                   economic conditions and circumstances
                                   than higher-rated bonds.
                          ------------------------------------------------
                          BBB      Satisfactory credit quality;
                                   obligor's ability to pay interest and
                                   repay principal is considered
                                   adequate. Unfavorable changes in
                                   economic conditions and circumstances
                                   are more likely to adversely affect
                                   these bonds and impair timely
                                   payment. The likelihood that the
                                   ratings of these bonds will fall
                                   below investment grade is higher than
                                   for higher-rated bonds.
                          ------------------------------------------------
                          BB,      Not investment grade; predominantly
                          CCC,     speculative with respect to the
                          CC, C    issuer's capacity to repay interest
                                   and repay principal in accordance
                                   with the terms of the obligation for
                                   bond issues not in default. BB is the
                                   least speculative. C is the most
                                   speculative.
 ------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          35

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

MORE ABOUT THE FUNDS                          37
Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

T. ROWE PRICE                                 38
By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

INVESTING WITH T. ROWE PRICE                  39
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

T. ROWE PRICE                                 40
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

INVESTING WITH T. ROWE PRICE                  41
Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE                                 42
 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

INVESTING WITH T. ROWE PRICE                  43
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

 (LOGO)

C04-040 7/1/98

 PROSPECTUS
                                                                 July 1, 1998
Virginia Tax-Free Funds

 Short- and long-term bond funds for investors seeking income that is exempt from federal and Virginia state income taxes.

T.   Rowe Price
RAM LOGO

FACTS AT A GLANCE
Virginia Tax-Free Funds

Investment Goal

The highest level of income exempt from federal and Virginia state income taxes consistent with each fund's investment program.

As with all mutual funds, these funds may not meet their goals.


Strategy and Risk/Reward
Virginia Short-Term Tax-Free Bond Fund Invests primarily in short-term, investment-grade Virginia municipal bonds. The fund's average maturity will not exceed three years, but there is no maturity limit on individual securities.


Risk/Reward Higher income than a municipal money market fund but with moderate share price fluctuation.

Virginia Tax-Free Bond Fund Invests primarily in investment-grade Virginia municipal bonds. The fund's average maturity is expected to exceed 15 years.

Risk/Reward Higher income than the Virginia Short-Term Tax-Free Bond Fund but also greater potential price fluctuation.


Investor Profile
Virginia taxpayers who, because of their tax bracket, can benefit from income that is exempt from federal and Virginia state income taxes. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $139 billion, including over $7.1 billion in municipal bond assets, for more than six million individual and institutional investor accounts as of March 31, 1998.

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses               2
              ---------------------------------------------
              Financial Highlights                        4
              ---------------------------------------------
              Fund, Market, and Risk Characteristics      5
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               13
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    14
              ---------------------------------------------
              Transaction Procedures and                 17
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                20
              ---------------------------------------------
              Understanding Performance Information      23
              ---------------------------------------------
              Investment Policies and Practices          24
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       33
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      33
              ---------------------------------------------
              Purchasing Additional Shares               34
              ---------------------------------------------
              Exchanging and Redeeming                   35
              ---------------------------------------------
              Rights Reserved by the Funds               36
              ---------------------------------------------
              Shareholder Services                       37
              ---------------------------------------------
              Discount Brokerage                         39
              ---------------------------------------------
              Investment Information                     40
              ---------------------------------------------



T. Rowe Price State Tax-Free Income Trust
Prospectus

July 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated July 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it would cost to operate each fund for a year, based on 1998 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1  Transaction and Fund Expenses
                                 Short-Term Tax-Free     Tax-Free Bond
                                         Bond
                                ------------------------------------------

  Sales charge "load" on                 None                 None
  purchases
                                ------------------------------------------
  Sales charge "load" on                 None                 None
  reinvested distributions
                                ------------------------------------------
  Redemption fees                        None                 None
                                ------------------------------------------
  Exchange fees                          None                 None

                                 Percentage of Fiscal 1998 Average Net
  Annual Fund Expenses                           Assets

                                 Short-Term Tax-Free     Tax-Free Bond
                                         Bond
                                  (after reduction)
                                ------------------------------------------

  Management fee                0.00%/a/               0.42%/b/
                                ------------------------------------------
  Marketing fees (12b-1)                 None                 None
                                ------------------------------------------
  Total other (shareholder
  servicing, custodial,         0.60%/a/               0.16%
  auditing, etc.)
                                ------------------------------------------
  Total fund expenses           0.60%/a/               0.58%/b/
 ------------------------------------------------------------------------------




 /a/The Short-Term Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1998. Effective March 1, 1998, T. Rowe Price agreed to extend the expense limitation of 0.65% through June 30, 1998. Effective July 1, 1998, T. Rowe Price agreed to lower the expense limitation to 0.60% through the period ending February 29, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.65% (for the first agreement), or 0.60% (for the second agreement); however, no reimbursement will be made after February 29, 2000 (for the first agreement), or February 28, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 0.65% (for the first agreement), or 0.60% (for the second agreement). Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. Without this expense reimbursement, it is estimated that the fund's management fee, other expenses, and total expense ratio would have been 0.42%, 0.68%, and 1.10%, respectively.

 Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises a group fee, 0.32% as of February 28, 1998, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2  Hypothetical Fund Expenses
  Fund                       1 year   3 years   5 years   10 years
                            ----------------------------------------

  Short-Term Tax-Free Bond     $7       $21       $36       $81
                            ----------------------------------------
  Tax-Free Bond                 6        19        32        73
 ------------------------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are legally regarded as part of the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

 Table 3  Financial Highlights
                         Income From Investment Activities             Less Distributions           Net  Asset Value
            Net Asset               Net Realized
             Value,       Net      and Unrealized  Total From     Net        Net                       Net Asset
  Period    Beginning  Investment  Gain (Loss) on  Investment  Investment  Realized      Total           Value,
  Ended     of Period    Income     Investments    Activities    Income      Gain    Distributions   End of Period
 --------------------------------------------------------------------------------------------------------------------------
  Short-Term Tax-Free Bond
  1995 /a/   $ 5.00      $0.05/f/     $ 0.06         $0.11      $(0.05)         -       $(0.05)          $ 5.06
            ----------------------------------------------------------------------------------------------------------
  1996/e/      5.06       0.21/f/       0.11          0.32       (0.21)    $(0.01)       (0.22)            5.16
            ----------------------------------------------------------------------------------------------------------
  1997         5.16       0.20         (0.03)         0.17       (0.20)         -        (0.20)            5.13
            ----------------------------------------------------------------------------------------------------------
  1998         5.13       0.19/f/       0.03          0.22       (0.19)     (0.01)       (0.20)            5.15
  Tax-Free Bond
  1992/be/   $10.00      $0.48/d/     $ 0.31         $0.79      $(0.48)    $(0.04)      $(0.52)          $10.27
            ----------------------------------------------------------------------------------------------------------
  1993        10.27       0.58/d/       0.82          1.40       (0.58)     (0.03)       (0.61)           11.06
            ----------------------------------------------------------------------------------------------------------
  1994        11.06       0.56/d/       0.09          0.65       (0.56)     (0.15)       (0.71)           11.00
            ----------------------------------------------------------------------------------------------------------
  1995        11.00       0.57/d/      (0.43)         0.14       (0.57)     (0.01)       (0.58)           10.56
            ----------------------------------------------------------------------------------------------------------
  1996/e/     10.56       0.57/d/       0.53          1.10       (0.57)         -        (0.57)           11.09
            ----------------------------------------------------------------------------------------------------------
  1997        11.09       0.57/d/      (0.04)         0.53       (0.57)         -        (0.57)           11.05
            ---------------------------------------------------------------------------------------------------------------
  1998        11.05       0.57          0.40          0.97       (0.57)         -        (0.57)           11.45
 --------------------------------------------------------------------------------------------------------------------------


 Footnotes appear on next page.                 (continued on next page)

  Table 3  Financial Highlights (continued)
                                         Returns, Ratios, and Supplemental Data
               Total  Return                                                  Ratio of
  Period    (Includes Reinvested   Net Assets      Ratio of Expenses    Net Investment Income    Portfolio
  Ended        Distributions)     ($ Thousands)  to Average Net Assets  to Average Net Assets  Turnover Rate
 ---------------------------------
  Short-Term Tax-Free Bond
  1995/a/         2.28//%/cf/       $  4,965            0.65%/cf/              4.43%/cf/          14.8%/c/
            --------------------------------------------------------------------------------------------------
  1996/e/         6.43/ f/            12,480            0.65/f/                4.07/f/            36.4
            --------------------------------------------------------------------------------------------------
  1997            3.33/ f/            16,314            0.65/f/                3.84/f/            32.5
            --------------------------------------------------------------------------------------------------
  1998            4.48/ f/            20,361            0.65/f/                3.81/f/            75.0
  Tax-Free Bond
  1992/be/        8.12/ /%/d/       $ 44,198            0.65%/cd/              5.80%/cd/          76.3%/c/
            --------------------------------------------------------------------------------------------------
  1993            14.11/ d/          111,705            0.65/d/                5.53/d/            68.5
            --------------------------------------------------------------------------------------------------
  1994            5.99/ d/           168,715            0.65/d/                5.03/d/            61.8
            --------------------------------------------------------------------------------------------------
  1995            1.51/ d/           155,278            0.65/d/                5.49/d/            89.1
            --------------------------------------------------------------------------------------------------
  1996/e/         10.69/ d/          178,750            0.65/d/                5.27/d/            93.7
            --------------------------------------------------------------------------------------------------
  1997            5.00/ d/           195,783            0.65/d/                5.23/d/            66.2
            -------------------------------------------------------------------------------------------------------
  1998             9.03              238,282            0.58                   5.12               64.3
 ------------------------------------------------------------------------------------------------------------------

a For the period November 30, 1994 (commencement of operations), to February 28, 1995.

b For the period April 30, 1991 (commencement of operations), to February 29, 1997.

c  Annualized.

d Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

e  Year ended February 29.

f Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1998.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

 Table 4  Differences Between Funds
                    Credit-Quality                            Expected       Expected Average
  Fund                 Categories            Income             Share            Maturity
                                                          Price Fluctuation
                 -------------------------------------------------------------------------------

  Short-Term     Primarily four highest  Low to moderate   Low to moderate   Generally one to
  Tax-Free Bond                                                                 three years
                 -------------------------------------------------------------------------------
  Tax-Free Bond  Primarily four highest       High              High           Over 15 years
 ----------------------------------------------------------------------------------------------------

 What is each fund's objective and investment program?

  . The Virginia Short-Term Tax-Free Bond Fund's objective is to provide the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value. The fund will invest primarily (at least 65% of its total assets) in investment-grade Virginia municipal bonds. While the portfolio's dollar-weighted average maturity will not exceed three years, there is no maturity limit on individual securities. The fund is expected to provide a higher level of after-tax income than a money market fund and less share price volatility than the Virginia Tax-Free Bond Fund. Unlike a money market fund, the fund's share price will fluctuate.

  . The Virginia Tax-Free Bond Fund's investment objective is to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds. The fund's dollar-weighted average maturity is expected to exceed 15 years. The fund is expected to provide higher income and also have greater share price fluctuation than the Virginia Short-Term Tax-Free Bond Fund.


  . Due to seasonal variations or shortages in the supply of suitable short-term
   Virginia securities, each fund may invest in municipals whose interest is exempt from federal but not Virginia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.


   o Income from Virginia municipal securities is exempt from federal and Virginia state income taxes.


 What are the funds' credit-quality guidelines?

   The funds will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause a fund's noninvestment-grade bonds to exceed 5% of its net assets. Unrated bonds may be less liquid than rated bonds.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities at the lower end of the BBB category have certain speculative characteristics.


   o At its discretion, each fund may retain a security whose credit quality is downgraded after purchase.

 What are the main risks of investing in municipal bond funds?


   The following could cause a decline in a bond fund's price or income:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates (please see Table 5).

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.


  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipal bonds.

  . Geographical risk The chance of price declines resulting from developments in a single state.


   o A more detailed discussion of these and other risk considerations is contained in the funds' Statement of Additional Information.


 What are the particular risks associated with single-state funds versus those that invest nationally?

   A fund investing within a single state is, by definition, less diversified geographically than one investing across many states. The risk arises from the fund's greater exposure to that state's economy and politics, factors that loom large in establishing the credit quality of bonds issued by the state and its political subdivisions. For example, general obligation bonds of a state or locality that has a high income level, reasonable debt levels, and a positive long-term outlook should have a higher credit rating than those of a state without those attributes.

   Of course, many municipal bonds are not general obligations backed by the state's "full faith and credit" (its full taxing and revenue raising resources) and may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.


   o Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the funds' net asset values.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What is the credit quality of Virginia general obligations?


   The major rating agencies (Moody's, Standard & Poor's, and Fitch) assigned a triple-A rating to Virginia general obligations as of June 1, 1998, and have never rated the state below that level. For more than a century, the state has paid the principal and interest on its general obligation bonds when due and has not issued short-term tax anticipation notes or other similar short-term debt for its own needs. The Virginia constitution limits the issuance of general obligation bonds to 1.15 times average tax revenues for the past three fiscal years. Additional restrictions are imposed for bonds issued for certain other purposes. The state has substantial capacity to issue additional debt within these legal debt limits.


   o Credit ratings and the financial and economic conditions of the state, local governments, public authorities, and others in which each fund may invest are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, the funds will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as notes and bonds of local governments and public authorities. While local governments in Virginia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   The funds may invest in certain sectors with special risks-for example, health care, which could be affected by federal or state legislation; electric utilities with exposure to nuclear power plants; and private activity bonds without governmental backing.


   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Virginia state income taxes. These investments require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress. As of June 1, 1998, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


   o The share price and yield of the funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. Each fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   These funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a three-year investment-grade bond for the Short-Term Tax-Free Bond Fund; or 2) a long-term investment-grade bond for the Tax-Free Bond Fund.


 The following are some characteristics of municipal securities.

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The funds will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes - Tax Information.)


   o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 Why are yields on Virginia bonds often below those of comparable issues from other states?

   Strong demand for Virginia securities due to a relatively high state income tax rate and an often limited supply tends to push their prices up and yields down.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary.


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.

 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.




 Table 5  How Interest Rates Affect Bond Prices
                                Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond Maturity        Coupon     Increase                      Decrease
                                     1%             2%             1%             2%

  1 year         1999  3.70%        $990           $981          $1,010         $1,020
                               ------------------------------------------------------------
  3 years        2001  3.95          972            946           1,029          1,058
                               ------------------------------------------------------------
  5 years        2003  4.10          956            915           1,046          1,094
                               ------------------------------------------------------------
  10 years       2008  4.40          924            854           1,084          1,177
                               ------------------------------------------------------------
  20 years       2018  5.00          884            786           1,137          1,299
                               ------------------------------------------------------------
  30 years       2028  5.05          862            752           1,173          1,391
 -----------------------------------------------------------------------------------------------




 Coupons reflect yields on AAA-rated municipals as of May 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 How can I decide which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Use Table 4, which summarizes each fund's main characteristics, to help choose a fund (or funds) suitable for your particular needs. If you will need your principal in a relatively short time, or want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate some price volatility, you should consider the longer-term bond fund.


   o The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional accounts.

     How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   How you can receive proceeds from a sale?

   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.


   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000

   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. The Virginia Tax-Free Bond Fund was organized in 1991, and the Virginia Short-Term Tax-Free Bond Fund was organized in 1994. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.

   What is meant by "shares"?


   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

 . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.

   Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

   Who runs the funds?

   General Oversight

   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:


  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Janet G. Albright,
   A. Gene Caponi, Patricia S. Deford, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado.

  . Tax-Free Bond Fund Hugh D. McGuirk, Chairman, A. Gene Caponi, Patricia S.
   Deford, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado.


   The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Hill has been chairman of the Short-Term Tax-Free Bond Fund's committee since its inception in 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1986.Mr. McGuirk was appointed the Tax-Free Bond Fund's chairman in March 1997 and has been a member of the fund's committee since 1994. Mr. McGuirk joined T. Rowe Price in 1993 and has been managing investments for the past four years. Previously, Mr. McGuirk was a municipal underwriter for a brokerage firm.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   The funds paid the expenses shown in Table 6 for the fiscal year ended February 28, 1998.

 Table 6  Services Fees Paid
  Fund                   Transfer Agent and Shareholder Services  Accounting Services

  Short-Term Tax-Free    $ 15,000                                  $61,000
  Bond
                        ------------------------------------------------------
  Tax-Free Bond           132,000                                   66,000
 -------------------------------------------------------------------------------


   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
        0.334%                           First $50 billion/a/
        ----------------------------------------------------------------------
        0.305%                           Next $30 billion
        ----------------------------------------------------------------------
        0.300%                           Thereafter
-------------------------------------------------------------------------------
/a/ Represents a blended group fee rate containing various break points.



   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $85 billion at March 31, 1998, the group fee was 0.32%.

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change each fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, these funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.


   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   o In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.


   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Virginia state income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal and Virginia state income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy Each fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.


   o T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.


   Operating policy Each fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect each fund's total return.


   Operating policy Each fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy Each fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices


   Reserve Position
   Each fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, each fund may invest without limitation in money market reserves.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 7.

 Table 7  Portfolio Turnover Rates
  Fund                        1996      1997      1998

  Short-Term Tax-Free Bond   36.4%     32.5%     75.0%
                            ------------------------------
  Tax-Free Bond              93.7      66.2      64.3
 --------------------------------------------------------------




   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.


   Operating policy Each fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   Table 8 shows the rating scale used by the major rating agencies, and Table 9 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 8  Ratings of Municipal Debt Securities
              Moody's         Standard &         Fitch
              Investors       Poor's             Investors
              Service, Inc.   Corporation        Service, Inc.          Definition

  Long Term   Aaa             AAA                AAA                    Highest quality
              ------------------------------------------------------------------------------------------------------------
              Aa              AA                 AA                     High quality
              ------------------------------------------------------------------------------------------------------------
              A               A                  A                      Upper medium grade
              ------------------------------------------------------------------------------------------------------------
              Baa             BBB                BBB                    Medium grade
              Moody's                            S&P                                 Fitch
  Short Term  MIG1/VMIG1      Best quality       SP1+     Very strong quality        F-1+  Exceptionally strong quality
                                                 SP1      Strong grade               F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              MIG2/VMIG2      High quality       SP2      Satisfactory grade         F-2   Good credit quality
              ------------------------------------------------------------------------------------------------------------
  Commercial  P-1             Superior quality   A-1+     Extremely strong quality   F-1+  Exceptionally strong quality
  Paper                                          A-1      Strong quality             F-1   Very strong quality
              ------------------------------------------------------------------------------------------------------------
              P-2             Strong quality     A-2      Satisfactory quality       F-2   Good credit quality
 ------------------------------------------------------------------------------------------------------------------------------

 Table 9  Explanation of Quality Ratings
                     Bond
                     Rating   Explanation

  Moody's Investors  Aaa      Highest quality, smallest degree of
  Service, Inc.               investment risk.
                     -----------------------------------------------------
                     Aa       High quality; together with Aaa bonds,
                              they compose the high-grade bond group.
                     -----------------------------------------------------
                     A        Upper-medium-grade obligations; many
                              favorable investment attributes.
                     -----------------------------------------------------
                     Baa      Medium-grade obligations; neither highly
                              protected nor poorly secured. Interest and
                              principal appear adequate for the present,
                              but certain protective elements may be
                              lacking or may be unreliable over any
                              great length of time.
                     -----------------------------------------------------
                     Ba       More uncertain with speculative elements.
                              Protection of interest and principal
                              payments not well safeguarded in good and
                              bad times.
                     -----------------------------------------------------
                     B        Lack characteristics of desirable
                              investment; potentially low assurance of
                              timely interest and principal payments or
                              maintenance of other contract terms over
                              time.
                     -----------------------------------------------------
                     Caa      Poor standing, may be in default; elements
                              of danger with respect to principal or
                              interest payments.
                     -----------------------------------------------------
                     Ca       Speculative in high degree; could be in
                              default or have other marked
                              shortcomings.
                     -----------------------------------------------------
                     C        Lowest rated. Extremely poor prospects of
                              ever attaining investment standing.
 ------------------------------------------------------------------------------
  Standard & Poor's  AAA      Highest rating; extremely strong capacity
  Corporation                 to pay principal and interest.
                     -----------------------------------------------------
                     AA       High quality; very strong capacity to pay
                              principal and interest.
                     -----------------------------------------------------
                     A        Strong capacity to pay principal and
                              interest; somewhat more susceptible to the
                              adverse effects of changing circumstances
                              and economic conditions.
                     -----------------------------------------------------
                     BBB      Adequate capacity to pay principal and
                              interest; normally exhibit adequate
                              protection parameters, but adverse
                              economic conditions or changing
                              circumstances more likely to lead to
                              weakened capacity to pay principal and
                              interest than for higher-rated bonds.
                     -----------------------------------------------------
                     BB, B,   Predominantly speculative with respect to
                     CCC, CC  the issuer's capacity to meet required
                              interest and principal payments. BB -
                              lowest degree of speculation;
                              CC - the highest degree of speculation.
                              Quality and protective characteristics
                              outweighed by large uncertainties or major
                              risk exposure to adverse conditions.
                     -----------------------------------------------------
                     D        In default.
                     -----------------------------------------------------
  Fitch Investors    AAA      Highest quality; obligor has exceptionally
  Service, Inc.               strong ability to pay interest and repay
                              principal, which is unlikely to be
                              affected by reasonably foreseeable events.
                     -----------------------------------------------------
                     AA       Very high quality; obligor's ability to
                              pay interest and repay principal is very
                              strong. Because bonds rated in the AAA and
                              AA categories are not significantly
                              vulnerable to foreseeable future
                              developments, short-term debt of these
                              issuers is generally rated F-1+.
                     -----------------------------------------------------
                     A        High quality; obligor's ability to pay
                              interest and repay principal is considered
                              to be strong, but may be more vulnerable
                              to adverse changes in economic conditions
                              and circumstances than higher-rated bonds.
                     -----------------------------------------------------
                     BBB      Satisfactory credit quality; obligor's
                              ability to pay interest and repay
                              principal is considered adequate.
                              Unfavorable changes in economic conditions
                              and circumstances are more likely to
                              adversely affect these bonds and impair
                              timely payment. The likelihood that the
                              ratings of these bonds will fall below
                              investment grade is higher than for
                              higher-rated bonds.
                     -----------------------------------------------------
                     BB,      Not investment grade; predominantly
                     CCC,     speculative with respect to the issuer's
                     CC, C    capacity to repay interest and repay
                              principal in accordance with the terms of
                              the obligation for bond issues not in
                              default. BB is the least speculative. C is
                              the most speculative.
 ------------------------------------------------------------------------------

 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the effect on a portfolio holding is negative, a fund's returns could be reduced.

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

(For mailgrams, express, registered, or certified mail, see previous section.)

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for stock trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

Discount Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

T. Rowe Price
Invest With Confidence
Ram logo
                                                               C14-040 7/1/98

 STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is July 1, 1998.


----

         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                                       (the "Trust")
              CALIFORNIA TAX-FREE BOND FUND
              CALIFORNIA TAX-FREE MONEY FUND
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                                       (the "Trust")
              FLORIDA INSURED INTERMEDIATE TAX-FREE FUND
              GEORGIA TAX-FREE BOND FUND
              MARYLAND SHORT-TERM TAX-FREE BOND FUND
              MARYLAND TAX-FREE BOND FUND
              NEW JERSEY TAX-FREE BOND FUND
              NEW YORK TAX-FREE BOND FUND
              NEW YORK TAX-FREE MONEY FUND
              VIRGINIA SHORT-TERM TAX-FREE BOND FUND
              VIRGINIA TAX-FREE BOND FUND
                                       and
         T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
          _______________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660



   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated July 1, 1998, which may be obtained from T. Rowe Price Investment Services, Inc.

   If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                                                              C03-043 7/1/98

                                       TABLE OF CONTENTS
                                       -----------------
                        Page                                                                Page
                        ----                                                                ----
Capital Stock                      Pricing of Securities

------------------------------     ---------------------------------------------------------------
Code of Ethics                     Principal Holders of Securities

------------------------------     ---------------------------------------------------------------
Custodian                          Ratings of Commercial Paper

------------------------------     ---------------------------------------------------------------
Distributor for Fund               Ratings of Municipal Debt Securities

------------------------------     ---------------------------------------------------------------
Dividends and                      Ratings of Municipal Notes and Variable Rate Securities
Distributions
------------------------------     ---------------------------------------------------------------
Federal Registration               Risk Factors
of Shares
------------------------------     ---------------------------------------------------------------
Independent                        Risks Factors Associated with a California Portfolio
Accountants
------------------------------     ---------------------------------------------------------------
Investment Management              Risks Factors Associated with a Florida Portfolio
Services
------------------------------     ---------------------------------------------------------------
Investment Objectives              Risks Factors Associated with a Georgia Portfolio
and Policies
------------------------------     ---------------------------------------------------------------
Investment Performance             Risks Factors Associated with a Maryland Portfolio

------------------------------     ---------------------------------------------------------------
Investment Program                 Risks Factors Associated with a New Jersey Portfolio

------------------------------     ---------------------------------------------------------------
Investment                         Risks Factors Associated with a New York Portfolio
Restrictions
------------------------------     ---------------------------------------------------------------
Legal Counsel                      Risks Factors Associated with a Virginia Portfolio

------------------------------     ---------------------------------------------------------------
Management of Funds                Shareholder Services

------------------------------     ---------------------------------------------------------------
Net Asset Value Per                Tax-Exempt vs. Taxable Yields
Share
------------------------------     ---------------------------------------------------------------
Organization of the                Tax Status
Funds
------------------------------     ---------------------------------------------------------------
Portfolio Management               Yield Information
Practices
------------------------------     ---------------------------------------------------------------
Portfolio Transactions

------------------------------     ---------------------------------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   All Funds

   The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.

   Because of their investment policies, the Funds may or may not be suitable or appropriate for all investors. The Funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. This portion of the Tax-Efficient Balanced Fund's assets will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the Funds will achieve their investment objective.

   All Funds


                              Municipal Securities


   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Fund, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event would require a sale of such security by the Fund. However, T. Rowe Price Associates, Inc. ("T. Rowe Price") will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.

   Municipal Bond Insurance All of the Funds may purchase insured bonds from time to time. The Tax-Free Insured Intermediate and Florida Insured Intermediate Tax-Free Funds must purchase such bonds. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the Funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The Funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

   Money Funds


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Directors/Trustees. In addition, the Fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market Fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the Fund varies (subject to a 90 day maximum under Rule 2a-7): the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Bond and Balanced Funds

   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment grade securities that do not meet the high quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yield from such securities normally exceeds those obtainable from higher quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These Funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 RISK FACTORS ASSOCIATED WITH THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND
   Foreign Securities
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO

   The Funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State general obligations and notes, the Funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State, its agencies and local governmental entities issued $27.9 billion in debt in 1997. Approximately 27% was general obligation debt, backed by the taxing power of the issuer, and 73% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

   As of April 1, 1998, the State of California had approximately $18.3 billion outstanding general obligation bonds secured by the State's revenue and taxing power. An additional $4.2 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 21% of the State's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the State regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 1998, the State issued $3.0 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $1.2 billion of commercial paper was outstanding as of April 1, 1998.

   The State supports $6.5 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the State obligations described above, bonds have been issued by special public authorities in California that are not obligations of the State. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Lease finance continues to be an area of controversy in the state. The California Supreme Court has agreed to review a case which challenges the use of joint power authorities to issue lease-backed debt. The outcome will have broad implications for this important market segment. Another court challenge surrounds the use of transfers from county transportation agencies in Orange and Los Angeles Counties to address fiscal pressures several years ago. This case was decided in favor of the counties, but is now on appeal.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. The 1997 population of 33 million represents 12% of the U.S. total. The State's per capita personal income in 1996 exceeded the U.S. average by 4%. Weakness in Asian markets could influence California's future economic momentum; California ranks first in the nation in exports, with 50% of its exports going to Asia.

   California's economy suffered through a severe recession during the early 1990's as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the State has been in a steady recovery, positing significant job growth and gains in personal income. The level of economic activity within the State is important as it influences the growth or contraction of State and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas have resulted in a contraction in real estate values in many regions of the State in prior years. Most areas have begun to show improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the Funds' concentration in California state and its municipal issuers, the Funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the State substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the State phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the State from spending revenues beyond its annually adjusted "appropriations limit". Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

   Proposition 218, the "Right to Vote on Taxes Act", was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the State's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of State General Fund revenues. The major effect of Proposition 98 has been to restrict the State's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The State and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990's placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the State's general obligation bonds were downgraded from AAA to A.

   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1998 is expected to close with a reserve balance of $2.0 billion. Much of this cushion is the result of explosive growth in capital gains tax collections triggered by a federal tax rate cut. The Governor has proposed a budget for fiscal 1999 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The State's reserve is projected to be $1.6 billion at the end of fiscal 1999 (2.8% of revenues.) This reserve will be dedicated to balance the ongoing costs of reductions in the vehicle license fee. We are unable to predict the outcome of the budget package. As of June 1, 1998, the State's general obligation bonds are rated A1 by Moody's, A+ by S&P and AA-by Fitch. The consequences of the State's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.9 billion of tax-exempt debt issued in California was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

   The Fund's program of investing primarily in insured, AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of uninsured Florida bonds. Nevertheless, to a certain degree, the Fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in insured bonds across many states and municipalities. The credit quality of the Fund will depend upon the continued financial strength of the insurance companies insuring the bonds purchased by the Fund as well as the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1997, $10.2 billion in state and local debt was issued in Florida, a 17% increase from the previous year. Of this total debt amount, approximately 14% represented general obligation debt and 86% represented revenue bonds and lease-backed obligations. Debt issued in 1997 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of May 10, 1998, the State of Florida had $9.2 billion outstanding general obligation bonds secured by the State's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1997. An additional $4 billion in outstanding bonds have been issued by the State and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P and AA by Fitch as of June 1, 1998. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the State are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 14.4 million, making it the fourth largest state. Due to immigration, the State's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. Rebounding from a decline in 1994, visitor traffic grew by 5.6% in 1996 and reached an all-time high of 43.2 million visitors in 1997.

   During most of the 1980's, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1995, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 1998 unemployment rate stands at 4.8% versus the national average of 4.9%. State per capita income is 99% of the national average, well above norms for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the Fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the Fund will be exempt from the State's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. There can be no assurance that this exemption for Florida securities will be maintained. Also, the constitutionality of the intangibles tax has been challenged in court.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the State and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30.) The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

   The State's revenue structure is narrowly based, relying on the sales and use tax for 70% of its general revenues. This structure, combined with the effects of the recession and heavy spending demands, created budget shortfalls in fiscal years 1991 and 1992. Through mid-year spending adjustments and a draw upon its reserves, the State was able to achieve budget balance for both fiscal years. The State's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Additionally, Florida recently settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by

   Floridians. This settlement resulted in a $750 million payment to the state in 1997 and future payments that will accumulate to about $10.5 billion over the next 25 years. At the end of 1997, the State had reserves of $1.2 billion in the General Revenue Fund (7.8% of revenues).

   In November 1994, State voters passed a proposal to limit State revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on State finance. However, the demand for governmental services continues to grow because of above average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.3 billion of tax-exempt debt issued in Florida was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the State also regulates healthcare. A State board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.



                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO

   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $4.6 billion in municipal bonds in 1997, a 29% increase from the previous year. Of this total debt amount, approximately 29% was general obligation debt backed by the unlimited taxing power of the issuer and 71% was revenue bond debt secured by specific pledged fees or charges for an enterprise or project. As of June 1, 1998, the State was rated Aaa by Moody's, AAA by S&P and AAA by Fitch.

   The State of Georgia currently has net direct obligations of approximately $4.8 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the State has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by ten separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the State to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years. Currently, maximum GO debt service requirements are well below the legal limit at 5.3% of Fiscal Year 1997 treasury receipts.

   In addition to the general obligation and lease backed debt described above, $301 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the State.

   Economy The State of Georgia has a population of approximately 7.4 million, making it the 10th largest state. Since the 1960s, the State's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the State's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The State's economy is well diversified. The current labor force of 3.7 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1997 to February 1998) stood at 3.8% compared to the national rate of 2.9%. The State's economy continues to outperform the nation, despite a slowing after the high level of economic activity resulting from the 1996 Olympic Games. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S., ranking it 25th among the states.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the State's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the State's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the State to restore its financial cushion. Results for fiscal 1997 showed a continuation of this positive trend with an ending unreserved general fund balance of $969 million, or 8% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. The Fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the State and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $276 million of tax-exempt debt issued in Georgia was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO

   Each Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Maryland general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged fees or charges for a related project, and tax-exempt lease obligations, secured by annual appropriations by the issuer, usually with no implied tax or specific revenue appropriations by the issuer. In 1997, $2.8 billion in state and local debt was issued in Maryland, with approximately 41% representing general obligation debt and 59% revenue bonds and lease backed debt.

   The State of Maryland had $3.0 billion in general obligation bonds outstanding as of December 31, 1997 along with an additional $1.3 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15 year maturity limit on State general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the State to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

   Many agencies and other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, the Maryland Food Center Authority, and the Maryland Water Quality Financing Administration have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy The economy of the State of Maryland generally demonstrates strong performance relative to the nation. Per capita income is 13% above the U.S. average. Unemployment in March of 1998 was 4.6%, compared to a national average of 4.7%. The State's population in 1997 was 5 million, with 87% concentrated in the Baltimore-Washington corridor.

   Financial To a large degree, the risk of the Funds is dependent upon the financial strength of the State of Maryland and its localities. Over the long term, Maryland's financial condition has been strong; however, in fiscal 1992, the State experienced unanticipated shortfalls in revenues, as collections of major taxes fell during the recession. To address this loss, the governor enacted a series of mid-year reductions in expenditures, primarily cuts in local aid.

   Balancing the state budget for fiscal year 1993 involved a variety of additional taxes, including a higher income tax on upper income households and an expanded sales tax. The legislature also adopted further cuts in State aid to localities, but this action was offset by the ability of localities to increase the local "piggyback" tax from 50 percent to 60 percent of the State rate. These actions were successful in restoring the State's financial condition and replenishing reserves. In fiscal 1994 Maryland's economy began to improve, allowing the state to continue to strengthen its financial condition. The results of fiscal year 1998 are projected to show a general fund balance of $318 million and a Budget Stabilization Account balance of $616 million, together representing 11.4% of expenditures. The fiscal 1999 incorporates the first full year of a 10% reduction in the personal income tax rate, to be phased in over five years. Funding the final years of this plan is expected to require a draw down of the reserve position.

   Many local Maryland governments also suffered from fiscal stress and general declines in financial performance during the last recession. Downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income were common problems. State aid to local governments was also reduced during that period. Local governments closed these gaps by increasing property and local income tax rates, implementing program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on governmental spending which limits their flexibility in responding to external changes.

   Future voter initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Funds cannot predict the impact of any such future tax limitations on debt quality.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997 $767 million of tax-exempt debt issued in Maryland was for public or non-profit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial
   health of some hospitals.   All hospitals are dependent on third party
   reimbursement mechanisms. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges for all payers rather than the Federal Diagnosis Related Group (DRG's) system which applies to Medicare payments. Since 1983, Maryland hospitals, on average over the trailing three year period, have increased hospital charges at a level below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. Any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO

   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of New Jersey general obligation bonds, notes and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issued $9.0 billion of municipal bonds in 1997. Of this amount, approximately 29% was general obligation debt backed by the unlimited taxing power of the issuer and 71% were revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Debt issued in

   1997 was for a wide array of public purposes, including water and sewer projects, health care, housing, education, transportation, and pollution control.

   The State of New Jersey has approximately $3.4 billion outstanding general obligation bonds secured by the State's revenue and taxing power. As of June 1, 1998, its general obligation bonds were rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch. In addition to the State's direct debt, it is obligated for certain lease backed debt issued through the Mercer County Improvement Authority, the New Jersey Economic Development Authority, the New Jersey Building Authority, the Educational Facilities Authority and the Transportation Trust Fund Authority. Under State law, the obligations of certain local school districts and county college districts have been supported by State appropriations. The State has also entered into a "moral obligation" (as opposed to a legal commitment) to make up debt service shortfalls for the New Jersey Housing and Mortgage Finance Agency as well as the South Jersey Port Corporation. While no assistance has ever been required for the New Jersey Housing and Mortgage Finance Agency, from time to time, the State has supported the operations and debt service of the South Jersey Port Corporation. The State has also guaranteed bonds issued by the Sports and Exposition Authority. The related obligations of the State described in this paragraph total an additional $9.0 billion.

   A number of other state-created agencies issue tax-exempt revenue bonds that are not a debt or liability of the State. The largest such entities include the New Jersey Turnpike Authority, the New Jersey Educational Facilities Authority and the New Jersey Health Care Facilities Financing Authority.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in New Jersey are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by economic downturns or cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity. Under the New Jersey Local Budget Law, the State oversees the budget preparation of local governments and has certain powers to enforce balanced budgets, limit short term borrowing and regulate overall debt limits.

   Economy New Jersey is the ninth largest and most densely populated state with
   7.9 million residents. The economic base is diversified among manufacturing, construction, services, and agricultural uses. The per capita personal income of $32,654 ranks the State as the second highest in the United States. Over the long term, the State's economy has been a strong performer, with unemployment levels generally below national averages; however, since the recession of 1991-92, the State's growth rate has lagged the nation.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. Characteristically, the State has demonstrated solid financial performance, but operations suffered as the State's economy stagnated during the recession of the early 1990's. In fiscal 1990 through 1994 New Jersey utilized non-recurring revenues and expenditure deferrals and a tax increase to achieve balance. An environment of cost controls and a slightly improved economy allowed the State to conclude fiscal year 1997 with an unreserved general fund balance of $870 million (5.3% of general revenues). Effective January 1996, the State completed the last stage of a 30% reduction in personal income tax rates which was accommodated for in the budget for fiscal year 1997. The budget for fiscal 1998 is expected to end with a large surplus, reflecting an improving economy and cost control.

   Sectors Certain areas of potential investment concentration present unique risks. In 1996, 10.8% of tax-exempt debt issued in New Jersey was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and a acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. In late 1997 the State of New Jersey reauthorized the funding of charity care subsidies to eligible hospitals. The failure of the State to renew this program or put in place a permanent funding mechanism may affect the financial performance of certain New Jersey hospitals in future years.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 5.6% of the tax-exempt debt issued in New Jersey during 1996. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal court decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or State governments.



                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO

   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The Funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the State, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face challenging budgets while they attempt to adjust spending levels and priorities.

   New York State

   The State, its agencies, and local governments issued $27.9 billion in long-term municipal bonds in 1997, a 31% increase from the previous year. As of March 31, 1998, total State-related bonded debt was projected to be $33.7 billion, of which $5.0 billion was general obligation debt and $28.7 billion was financed under lease-purchase or other contractual obligations. In addition, the State had $293 million in bond anticipation notes outstanding. Since 1993, the State has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of June 1, 1998, the State's general obligation bonds were rated A2 by Moody's, A by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance.

   The fiscal stability of the State is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of September 30, 1995 there were 17 authorities that had aggregate debt outstanding, including refunding bonds, of $73 billion.

   The authorities most reliant upon annual direct State support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the State provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by State authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70's, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a "Generally Accepted Accounting Principles" (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

   To resolve its accumulated general fund deficit the State established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the State's assistance to localities and school districts, enabling the State to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Nonetheless, the State ended fiscal 1997 with a General Fund unreserved deficit balance of $1.7 billion. The adopted budget for fiscal 1996 included a multi-year tax reduction plan which lowers the maximum personal income tax rate from 7.875 to 6.85%. The original budget proposal for the fiscal year ended March 31,1997 included a multi-year personal income tax rate cut and emphasized cost control to balance against the effects of a weak economy. Because of strong growth in personal income and business taxes, fiscal year 1997 ended with an operating surplus of $1.9 billion, which will helped smooth budget balancing efforts for fiscal year 1998. Fiscal year 1998 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1997, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980s that trend reversed and population increased slightly, standing at 18,137,000 in 1997. During 1990-1992, the State experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by an average of 0.9% between 1994 and 1997, well below the national average. Such economic trends are important as they influence the growth or contraction of State revenues available for operations and debt service.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with Generally Accepted Accounting Principles (GAAP) and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1997, had a total General Fund balance of $373 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of June 1, 1997 the City's general obligation bonds are rated A3 by Moody's, BBB+ by S&P and A- by Fitch. S&P has listed the City's rating on positive credit watch.

   While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1997 fiscal year with an operating surplus of $1.3 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1997 fiscal year were balanced in accordance with GAAP for the seventeenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp down turn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. Included in the plan would be a settlement of the Suffolk County tax liability. With the issuance of $7 billion in debt, LIPA will purchase LILCO common stock, acquire or redeem certain preferred stock and outstanding debt, and fund the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA would acquire LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.9 billion of tax-exempt debt issued in New York was for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 9.8% of the tax-exempt debt issued in New York during 1997.



                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO

   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Virginia general obligations and state agency issues, the

   Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Virginia and its local governments issued $3.8 billion municipal bonds in 1997, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1997 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1997 the State of Virginia had $1.1 billion outstanding general obligation bonds secured by the State's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The State's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The State also supports $1.9 billion in debt issued by the Virginia Public Building Authority, the Virginia College Building Authority, the Virginia Port Authority, the Innovative Technology Authority and for transportation purposes. These bonds are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the State and public authorities described above, an additional $7.3 billion bonds have been issued by special public authorities in Virginia that are not obligations of the State. These bonds include debt issued by the Virginia Education Loan Authority, the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The State of Virginia has a population of approximately 6.7 million, making it the twelfth largest state. Since the 1930s the State's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 25% of the State's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the State's capital of Richmond. The State's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of Virginia and its localities. As of June 1, 1998, the State was rated Triple-A by Moody's, S&P and Fitch. The State's budget is prepared on a biennial basis. From 1970 through 1996 the State's General Fund showed a positive balance for all of its two year budgetary periods. The national recession and its negative effects on State personal income tax collections did, however, force the State to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations in 1993-1997. The State posted a budgetary surplus for fiscal years 1995 to 1997 despite federal retiree settlements and other transfers. On June 30, 1997, the unreserved general fund balance, including a revenue stabilization account, totaled $435 million.

   A significant portion of the Funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All State Funds

   Puerto Rico From time to time the State Funds invests in obligations of the Commonwealth of Puerto Rico and its public corporations which are exempt from federal, state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the islands' public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of January 31, 1998, public sector debt issued by the Commonwealth and its public corporations totaled $20.6 billion.

   Since the 1980s, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal 1997 averaged 1.1 million persons--a record level. Unemployment, however, still remains high at 13.1 percent.

   Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer, and road systems. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in public sector debt to the growth of the economic base available to service that debt. Between fiscal years 1993 and 1997, however, debt increased 37% while gross product rose 27.7%. Short term debt remains a modest 10.6% of total debt outstanding as of January 31, 1998. The maximum annual debt service requirement on Commonwealth general obligation debt totals 9.5% of governmental revenues for fiscal 1997. This is well below the 15% limit imposed by the Constitution of Puerto Rico.

   The fiscal year 1994 budget was balanced with an increase in the "tollgate" tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund balance of $304 million was recorded for the end of fiscal year 1997.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In November 1993, the voters of Puerto Rico were asked in a non-binding referendum to consider the options of statehood, continued Commonwealth status, or independence. 48.4% of the voters favored continuation of Commonwealth status, 46.2% were for statehood, and 4.4% were for independence. In 1997 legislation was introduced in Congress proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum to be held in 1998 and a ten year transition plan. It is not certain whether a bill will eventually be signed into law.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5 year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a ten year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short and long term effects of a phase-out of the Section 936 credit would have on the economy of Puerto Rico.

    A final risk factor with the Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely underfunded. The employees retirement system has an unfunded liability of $5.5 billion and the teachers retirement system has an unfunded liability of $1 billion. A measure enacted by the legislature in 1990 is designed to address the solvency of the plans over a 50 year period.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                               Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital need or as short-term financing in anticipation of longer term financing.


  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to Fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve Fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve Fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve Fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U. S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

  . Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

  . Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

  . Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

  . Participation Interests The Funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Funds in connection with the arrangement.

   In the case of longer-term bonds, the Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The Funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds


  . Residual Interest Bonds are a type of high-risk derivative. The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven to 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short term versus long term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.


  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate saps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the Fund's total return. Each Fund will not invest more than 5% of its total assets in these instruments.

   The Funds may invest in other types of derivative instruments as they become available.

   For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of Funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

   All Funds


                             When-Issued Securities


   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not Fundamental and may be changed by a Fund upon notice to its shareholders.

   Bond and Balanced Funds


                                    Forwards

   The Funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


                  Investment in Taxable Money Market Securities

   Although the Funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rate A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Fund, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the Investment Company Act of 1940.

   Tax-Efficient Balanced Fund


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   Bond Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into financial futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts"); however, the Funds have no current intention of entering into stock index futures. The Funds, however, reserve the right to trade in financial futures of any kind.

   Tax-Efficient Balanced Fund

   The Tax-Efficient Balanced Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures or futures contracts"). The nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   All Funds

   The Fund will enter into futures contracts which are traded on national (and for the Tax-Efficient Balanced Fund, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures for the Tax-Efficient Balanced Fund may also be traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations
   The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

   The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premium paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.


   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities, other liquid, high-grade debt obligations, or other suitable cover as determined by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, liquid, high-grade debt securities, or other suitable cover as determined by the SEC, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Tax-Efficient Balanced Fund


   For example, the Standard & Poor's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).

               Special Risks of Transactions in Futures Contracts


  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.


   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.


   The Fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other
   T. Rowe Price Funds in a fair and non-discriminatory manner.

   Tax-Efficient Balanced Fund

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following:
   (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

   Tax-Efficient Balanced Fund


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as determined by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Although the Fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the Fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.

   Tax-Efficient Balanced Fund


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options


   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.



                         Lending of Portfolio Securities


   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Services, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and
   (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions").

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------

   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the Fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer (National and California Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (National and California Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);


   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the Investment Company Act of 1940;

   (9) Taxable Securities (All Funds, except Tax-Efficient Balanced) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. The income included under the 80% test doesn't include income from securities subject to the alternative minimum tax (AMT); or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.


       With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund (defined as any other mutual fund managed by or for which T. Rowe Price or Price-Fleming acts as adviser) unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Equity Securities (All Funds, except Tax-Efficient Balanced) Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Funds may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;


   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities o other tax-free money market funds; or (iii) in the case of Tax-Efficient Balanced Fund, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants.

       With respect to investment restriction (6), the Funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.

 MANAGEMENT OF FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                         Independent Directors/Trustees

   All Funds except Tax-Efficient Balanced Fund


   CALVIN W. BURNETT, PH.D., Director-President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, Director-Director, Chairman of the Board, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044


   F. PIERCE LINAWEAVER, Director-President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineer(s); formerly Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, Director-President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

   Tax-Efficient Balanced Fund

   DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491

   DAVID K. FAGIN, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and Miranda Mining Development Corporation; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264-3001

   HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 247, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone

   Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                                    Officers

   HENRY H. HOPKINS, Vice President-Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
   T. Rowe Price Services, Inc. and T. Rowe Price Trust Company


   PATRICIA S. BUTCHER, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company


   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   JEREMY N. BAKER, Vice President -Employee, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, Vice President -Vice President, T. Rowe Price




   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price



   JOSEPH K. LYNAGH, Vice President -Assistant Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price




   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price

   State Tax-Free Trust Only



   MARCY M. LASH, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price

   GWENDOLYN G. WAGNER, Vice President -Vice President and Economist, T. Rowe Price; Chartered Financial Analyst



   ROBERT A. DONAHUE, Assistant Vice President -Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Efficient Balanced Fund



  * JAMES A.C. KENNEDY III, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Director and President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, Executive Vice President -Managing Director, T. Rowe Price



   DONALD J. PETERS, Executive Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   STEPHEN W. BOESEL, Vice President -Managing Director, T. Rowe Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   WILLIAM T. REYNOLDS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   WILLIAM J. STROMBERG, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ARTHUR S. VARNADO, Vice President -Vice President, T. Rowe Price

   J. JEFFREY LANG, Assistant Vice President-Assistant Vice President, T. Rowe Price

   Tax-Exempt Money Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   PATRICE BERCHTENBREITER ELY, President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   JEREMY N. BAKER, Vice President -Employee, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   JOSEPH K. LYNAGH, Vice President -Assistant Vice President, T. Rowe Price

   MARY J. MILLER, Vice President -Managing Director, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price

   Tax-Free High Yield Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   MARY J. MILLER, Vice President -Managing Director, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price




   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price

   Tax-Free Income Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, Executive Vice President -Vice President, T. Rowe Price



   A. GENE CAPONI, Vice President -Vice President and Analyst, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   CHARLES B. HILL, Vice President -Vice President, T. Rowe Price

   MARCY M. LASH, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price




   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price

   Tax-Free Insured Intermediate Bond Fund



  * WILLIAM T. REYNOLDS, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst




  *  JAMES S. RIEPE, Director -Vice Chairman of the Board and Managing Director,
   T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES B. HILL, President -Vice President, T. Rowe Price



   MARY J. MILLER, Executive Vice President -Managing Director, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price



   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price




   WILLIAM F. SNIDER, Vice President -Vice President, T. Rowe Price



   ROBERT A. DONAHUE, Assistant Vice President -Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Free Short-Intermediate Fund



  * WILLIAM T. REYNOLDS, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, President -Managing Director, T. Rowe Price



   CHARLES B. HILL, Executive Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, Vice President -Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, Vice President -Vice President, T. Rowe Price




   PATRICIA S. DEFORD, Vice President -Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, Vice President -Assistant Vice President, T. Rowe
   Price



   HUGH D. MCGUIRK, Vice President -Assistant Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, Vice President -Vice President, T. Rowe Price



   JULIE A. SALSBERY, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management



 COMPENSATION TABLE
 -------------------------------------------------------------------------------
   The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                   Aggregate Compensation from Fund(a)       Total Compensation from Fund and Fund Complex
Position                                                      -------       Paid to Directors/ Trustees(b)
---------------------------                                                                    -----------
------------------------------------------------------------------
                                  --------------------------------------------------------------------------
                                                                            ----------------------------------------------
California Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,303                                         $65,000
Calvin W. Burnett, Trustee                                      1,303                                          65,000
Anthony W. Deering, Trustee                                     1,115                                          81,000
F. Pierce Linaweaver, Trustee                                   1,303                                          66,000
John G. Schriber, Trustee                                       1,303                                          65,500
--------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $1,145                                         $65,000
Calvin W. Burnett, Trustee                                      1,145                                          65,000
Anthony W. Deering, Trustee                                     1,051                                          81,000
F. Pierce Linaweaver, Trustee                                   1,145                                          66,000
John G. Schriber, Trustee                                       1,145                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Florida Insured Intermediate Tax-Free Fund
Robert P. Black, Trustee(c)                                    $1,139                                         $65,000
Calvin W. Burnett, Trustee                                      1,139                                          65,000
Anthony W. Deering, Trustee                                     1,048                                          81,000
F. Pierce Linaweaver, Trustee                                   1,139                                          66,000
John G. Schriber, Trustee                                       1,139                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,070                                         $65,000
Calvin W. Burnett, Trustee                                      1,070                                          65,000
Anthony W. Deering, Trustee                                     1,024                                          81,000
F. Pierce Linaweaver, Trustee                                   1,070                                          66,000
John G. Schriber, Trustee                                       1,070                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,182                                         $65,000
Calvin W. Burnett, Trustee                                      1,182                                          65,000
Anthony W. Deering, Trustee                                     1,068                                          81,000
F. Pierce Linaweaver, Trustee                                   1,182                                          66,000
John G. Schriber, Trustee                                       1,182                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $2,508                                         $65,000
Calvin W. Burnett, Trustee                                      2,508                                          65,000
Anthony W. Deering, Trustee                                     1,579                                          81,000
F. Pierce Linaweaver, Trustee                                   2,508                                          66,000
John G. Schriber, Trustee                                       2,508                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,141                                         $65,000
Calvin W. Burnett, Trustee                                      1,141                                          65,000
Anthony W. Deering, Trustee                                     1,056                                          81,000
F. Pierce Linaweaver, Trustee                                   1,141                                          66,000
John G. Schriber, Trustee                                       1,141                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,270                                         $65,000
Calvin W. Burnett, Trustee                                      1,270                                          65,000
Anthony W. Deering, Trustee                                     1,093                                          81,000
F. Pierce Linaweaver, Trustee                                   1,270                                          66,000
John G. Schriber, Trustee                                       1,270                                          65,500
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $1,151                                         $65,000
Calvin W. Burnett, Trustee                                      1,151                                          65,000
Anthony W. Deering, Trustee                                     1,051                                          81,000
F. Pierce Linaweaver, Trustee                                   1,151                                          66,000
John G. Schriber, Trustee                                       1,151                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,560                                         $65,000
Calvin W. Burnett, Trustee                                      1,560                                          65,000
Anthony W. Deering, Trustee                                     1,219                                          81,000
F. Pierce Linaweaver, Trustee                                   1,560                                          66,000
John G. Schriber, Trustee                                       1,560                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $1,665                                         $65,000
Calvin W. Burnett, Trustee                                      1,665                                          65,000
Anthony W. Deering, Trustee                                     1,271                                          81,000
F. Pierce Linaweaver, Trustee                                   1,665                                          66,000
John G. Schriber, Trustee                                       1,665                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund(d)
Donald W. Dick, Jr., Director(c)                                 $549                                         $81,000
David K. Fagin, Director                                          741                                          65,000
Hanne M. Merriman, Director                                       741                                          65,000
Hubert D. Vos, Director                                           741                                          66,000
Paul M. Wythes, Director                                          549                                          80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Robert P. Black, Director(c)                                   $2,973                                         $65,000
Calvin W. Burnett, Director                                     2,973                                          65,000
Anthony W. Deering, Director                                    1,763                                          81,000
F. Pierce Linaweaver, Director                                  2,973                                          66,000
John G. Schriber, Director                                      2,973                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Robert P. Black, Director(c)                                   $3,390                                         $65,000
Calvin W. Burnett, Director                                     3,390                                          65,000
Anthony W. Deering, Director                                    1,920                                          81,000
F. Pierce Linaweaver, Director                                  3,390                                          66,000
John G. Schriber, Director                                      3,390                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Robert P. Black, Director(c)                                   $1,770                                         $65,000
Calvin W. Burnett, Director                                     1,770                                          65,000
Anthony W. Deering, Director                                    1,295                                          81,000
F. Pierce Linaweaver, Director                                  1,770                                          66,000
John G. Schriber, Director                                      1,770                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Intermediate Bond Fund
Robert P. Black, Director(c)                                   $1,166                                         $65,000
Calvin W. Burnett, Director                                     1,166                                          65,000
Anthony W. Deering, Director                                    1,057                                          81,000
F. Pierce Linaweaver, Director                                  1,166                                          66,000
John G. Schriber, Director                                      1,166                                          65,500
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Robert P. Black, Director(c)                                   $1,179                                         $65,000
Calvin W. Burnett, Director                                     1,179                                          65,000
Anthony W. Deering, Director                                    1,068                                          81,000
F. Pierce Linaweaver, Director                                  1,179                                          66,000
John G. Schriber, Director                                      1,179                                          65,500
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1997 to February 28, 1998.

 (b) Amounts in this column are based on compensation received from January 1, 1997, to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.

 (c) Mr. Black retired from his position with the Funds in April 1998.

 (d) Expenses accrued from June 30, 1997 to February 28, 1998.

   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

   As of June 1, 1998, the following shareholders beneficially owned more than 5% of the outstanding shares of:


   California Tax-Free Money Fund: Boone & Associates, Purity Adr Settlement Escrow, 901 Corporate Center Drive, Suite 204, Monterey Park, California 91754-7630.

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.


   Tax-Efficient Balanced Fund: Agnes T. Corigliano and Cosmo Corigliano JT TEN, 243 Stamford Avenue, Stamford, Connecticut 06902-8202.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the chart below:

California Tax-Free Bond Fund                                                0.10%
California Tax-Free Money Fund                                               0.10%
Florida Insured Intermediate Tax-Free Fund                                   0.05%
Georgia Tax-Free Bond Fund                                                   0.10%
Maryland Tax-Free Bond Fund                                                  0.10%
Maryland Short-Term Tax-Free Bond Fund                                       0.10%
New Jersey Tax-Free Bond Fund                                                0.10%
New York Tax-Free Bond Fund                                                  0.10%
New York Tax-Free Money Fund                                                 0.10%
Virginia Tax-Free Bond Fund                                                  0.10%
Virginia Short-Term Tax-Free Bond Fund                                       0.10%
Tax-Efficient Balanced Fund                                                  0.20%
Tax-Exempt Money Fund                                                        0.10%
Tax-Free High Yield Fund                                                     0.30%
Tax-Free Income Fund                                                         0.15%
Tax-Free Insured Intermediate Bond Fund                                      0.05%
Tax-Free Short-Intermediate Fund                                             0.10%



   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

                       Fund                             1998           1997            1996
                       ----                             ----           ----            ----
California Tax-Free Bond                             $  744,000     $  644,000      $  609,000
California Tax-Free Money                               263,000        195,000         175,000
Florida Insured Intermediate Tax-Free                   302,000        211,000         153,000
Georgia Tax-Free Bond                                   108,000         41,000          13,000
Maryland Tax-Free Bond                                3,659,000      3,398,000       3,352,000
Maryland Short-Term Tax-Free Bond                       488,000        378,000         326,000
                                                     ---------------------------------------------
New Jersey Tax-Free Bond                                352,000        244,000         206,000
New York Tax-Free Bond                                  670,000        582,000         550,000
New York Tax-Free Money                                 281,000        205,000         172,000
Virginia Tax-Free Bond                                  895,000        829,000         770,000
Virginia Short-Term Tax-Free Bond                             0(a)           0(a)            0(a)
Tax-Efficient Balanced                                        0(a)          --              --
Tax-Exempt Money                                      2,989,000      2,880,000       2,993,000
Tax-Free High Yield                                   7,051,000      6,309,000       5,968,000
Tax-Free Income                                       6,428,000      6,426,000       6,613,000
Tax-Free Insured Intermediate Bond                      391,000        315,000         274,000
Tax-Free Short-Intermediate                           1,856,000      1,884,000       1,975,000
--------------------------------------------------------------------------------------------------

  (a) Due to effect of expense limitations discussed below, the Fund did not pay T. Rowe Price an investment management fee.

  (b) Prior to commencement of operations.



   Limitation on Fund Expenses
   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of a Fund are calculated on a monthly basis. If a Fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   California Tax-Free Money Fund and New York Tax-Free Funds


   Pursuant to the California Money Fund's present expense limitation, $99,000, of management fees were not accrued for the year ended February 28, 1998. Additionally, $271,000 of unaccrued management fees related to a previous expense limitation were not accrued. Pursuant to the New York Money Fund's present expense limitations, $94,000 of management fees were not accrued for the year ended February 28, 1998 and $258,000 and remain unaccrued from prior periods. Subject to shareholder approval, the expenses of both funds may be reimbursed to T. Rowe Price, provided that the recapture of fees would not cause the ratio of expenses to average net assets to exceed the above-mentioned ratios.

   Florida Insured Intermediate Fund


   Pursuant to the present expense limitation, $6,000 of management fees for the Florida Insured Fund were not accrued for the year ended February 28, 1998, and $123,000 remains unaccrued from the prior period.

   Georgia Fund


   Pursuant to the present expense limitation, $78,000 of management fees were not accrued by the Georgia Bond Fund for the year ended February 28, 1998, and $216,000 remains unaccrued from the prior period.

   Maryland Short-Term Tax-Free Bond Fund


   Pursuant to a previous expense limitation, $13,000 of management fees remain unaccrued by the Maryland Short-Term Fund for the year ended February 28, 1998.

   New Jersey Fund


   Pursuant to the present expense limitation, $21,000 of management fees were not accrued by the New Jersey Fund for the year ended February 28, 1998, and $151,000 remains unaccrued from the prior period.

   Virginia Short-Term Bond Fund


   Pursuant to the present expense limitation, $78,000 of management fees for the Virginia Short-Term Bond Fund were not accrued for the year ended February 28, 1998, and $4,000 of other expenses were borne by T. Rowe Price and are subject to future reimbursement. Additionally, $102,000 of unaccrued fees and expenses remain unaccrued from the prior period and are subject to future reimbursement.

   Tax-Efficient Balanced Fund


   Pursuant to the present expense limitation, $35,000 of management fees were not accrued by the Fund for the year ended February 28, 1998. Additionally, $46,000 of other expenses were borne by the manager.

   Tax-Free Insured Intermediate Bond Fund


   Management fees were not accrued by the Fund for the year ended February 28, 1998. However, $36,000 of unaccrued fees and expenses from the prior period are subject to reimbursement pursuant to a previous expense limitation.



 DISTRIBUTOR FOR FUND
 -------------------------------------------------------------------------------
   T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Balanced Fund


   The Fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the Investment Company Act of 1940. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business (including the equity portion of the Tax-Efficient Balanced Fund).


                    How Brokers and Dealers Are Selected

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.

 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


            Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
   Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                                      Other


   The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

            Fund                    1998            1997             1996
            ----                    ----            ----             ----
California Tax-Free Bond       $  289,794,000  $  286,416,000   $  321,786,000
California Tax-Free Money         506,606,000     474,186,000      451,803,000
Florida Insured Intermediate
Tax-Free                          142,932,000     244,915,000      244,903,000
Georgia Tax-Free Bond              97,029,000     104,491,000      101,969,000
Maryland Tax-Free Bond            918,045,000     775,356,000      608,562,000
Maryland Short-Term Tax-Free
Bond                              221,540,000     112,384,000      181,246,000
New Jersey Tax-Free Bond          161,209,000     238,572,000      244,765,000
New York Tax-Free Bond            354,373,000     432,992,000      479,720,000
New York Tax-Free Money           444,785,000     451,170,000      323,642,000
Virginia Tax-Free Bond            563,466,000     508,640,000      586,982,000
Virginia Short-Term Tax-Free
Bond                               56,461,000      35,817,000       33,183,000
Tax-Efficient Balanced             39,110,000             (a)              (a)
Tax-Exempt Money                3,600,294,000   3,675,043,000    3,101,344,000
Tax-Free High Yield             1,755,491,000   1,801,447,000    1,643,296,000
Tax-Free Income                 2,257,818,000   2,284,715,000    2,558,129,000
Tax-Free Insured Intermediate
Bond                              272,682,000     320,231,000      249,376,000
Tax-Free Short-Intermediate     1,149,079,000   1,478,084,000    1,184,341,000
-------------------------------------------------------------------------------




    (a) Prior to commencement of operations.


   The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

            Fund                    1998            1997             1996
            ----                    ----            ----             ----
California Tax-Free Bond       $  253,929,000  $  260,704,000   $  298,191,000
California Tax-Free Money         503,591,000     472,277,000      449,790,000
Florida Insured Intermediate
Tax-Free                          128,653,000     229,787,000      234,913,000
Georgia Tax-Free Bond              85,009,000      98,598,000       95,309,000
Maryland Tax-Free Bond            793,036,000     680,479,000      530,615,000
Maryland Short-Term Tax-Free
Bond                              193,471,000     108,581,000      178,280,000
New Jersey Tax-Free Bond          136,223,000     225,435,000      232,059,000
New York Tax-Free Bond            299,419,000     394,711,000      465,446,000
New York Tax-Free Money           441,384,000     451,170,000      323,642,000
Virginia Tax-Free Bond            518,159,000     483,074,000      550,422,000
Virginia Short-Term Tax-Free
Bond                               55,291,000      34,013,000       32,888,000
Tax-Efficient Balanced             27,555,000             (a)              (a)
Tax-Exempt Money                3,586,230,000   3,662,460,000    3,084,964,000
Tax-Free High Yield             1,527,098,000   1,621,470,000    1,501,879,000
Tax-Free Income                 1,959,351,000   2,034,461,000    2,318,802,000
Tax-Free Insured Intermediate
Bond                              249,144,000     302,633,000      233,485,000
Tax-Free Short-Intermediate     1,083,550,000   1,384,758,000    1,113,118,000
-------------------------------------------------------------------------------

    (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

               Fund                      1998          1997           1996
               ----                      ----          ----           ----
California Tax-Free Bond             $ 35,865,000  $ 25,712,000   $ 23,595,000
California Tax-Free Money               3,016,000     1,909,000      2,013,000
Florida Insured Intermediate
Tax-Free                               14,279,000    15,128,000      9,990,000
Georgia Tax-Free Bond                  12,020,000     5,893,000      6,660,000
Maryland Tax-Free Bond                125,009,000    94,877,000     77,947,000
Maryland Short-Term Tax-Free Bond      28,069,000     3,803,000      2,966,000
New Jersey Tax-Free Bond               24,987,000    13,137,000     12,706,000
New York Tax-Free Bond                 54,954,000    38,281,000     14,274,000
New York Tax-Free Money                 3,401,000             0              0
Virginia Tax-Free Bond                 45,307,000    25,566,000     36,560,000
Virginia Short-Term Tax-Free Bond       1,170,000     1,804,000        295,000
Tax-Efficient Balanced                 11,555,000           (a)            (a)
Tax-Exempt Money                       14,064,000    12,583,000     16,380,000
Tax-Free High Yield                   228,393,000   179,977,000    141,417,000
Tax-Free Income                       298,468,000   250,254,000    239,327,000
Tax-Free Insured Intermediate Bond     23,538,000    17,598,000     15,891,000
Tax-Free Short-Intermediate            65,529,000    93,326,000     71,223,000
-------------------------------------------------------------------------------




    (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1998, 1997, and February 29, 1996:

                         Fund                               1998        1997         1996
                         ----                               ----        ----         ----
California Tax-Free Bond                                 $  206,000  $  111,000   $  152,000
California Tax-Free Money                                     2,000       1,000        6,000
Florida Insured Intermediate Tax-Free                        59,000      85,000       42,000
Georgia Tax-Free Bond                                        74,000      30,000       30,000
Maryland Tax-Free Bond                                      680,000     371,000      243,000
Maryland Short-Term Tax-Free Bond                           106,000      12,000       10,000
New Jersey Tax-Free Bond                                    176,000      75,000       62,000
New York Tax-Free Bond                                      362,000     251,000       92,000
New York Tax-Free Money                                      24,000           0            0
Virginia Tax-Free Bond                                      271,000     121,000      188,000
Virginia Short-Term Tax-Free Bond                             6,000       4,000        1,000
Tax-Efficient Balanced                                       33,000         (a)          (a)
Tax-Exempt Money                                             32,000      13,000       70,000
Tax-Free High Yield                                       1,655,000   1,139,000      970,000
Tax-Free Income                                           1,747,000   1,493,000    1,608,000
Tax-Free Insured Intermediate Bond                          112,000     108,000       61,000
Tax-Free Short-Intermediate                                 289,000     370,000      281,000
---------------------------------------------------------------------------------------------

    (a) Prior to commencement of operations.


   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.


   The portfolio turnover rate for each Fund for the fiscal years ended February 28, 1998, 1997, and February 29, 1996, was as follows:

                          Fund                              1998         1997        1996
                          ----                              ----         ----        ----
California Tax-Free Bond                                     35.0%       47.3%        61.9%
California Tax-Free Money                                   N/A         N/A          N/A
Florida Insured Intermediate Tax-Free                        25.0        75.8         98.7
Georgia Tax-Free Bond                                        49.0        71.1         71.5
Maryland Tax-Free Bond                                       19.2        26.2         23.9
Maryland Short-Term Tax-Free Bond                            60.4        21.4         39.3
New Jersey Tax-Free Bond                                     34.3        78.9         98.4
New York Tax-Free Bond                                       55.0        96.9        116.0
New York Tax-Free Money                                     N/A         N/A          N/A
Virginia Tax-Free Bond                                       64.3        66.2         93.7
Virginia Short-Term Tax-Free Bond                            75.0        32.5         36.4
Tax-Efficient Balanced                                       12.5       (a)          (a)
Tax-Exempt Money                                            N/A         N/A          N/A
Tax-Free High Yield                                          24.4        37.0         39.3
Tax-Free Income                                              36.3        40.7         48.7
Tax-Free Insured Intermediate Bond                           56.1        76.8         63.8
Tax-Free Short-Intermediate                                  76.8        84.3         69.9
----------------------------------------------------------------------------------------------




    (a) Prior to commencement of operations.


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors/Trustees.

   Tax-Efficient Balanced Fund


   The Fund's municipal securities will be priced as described above. Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors/ Trustees believes that it fairly reflects the market based net asset value per share.

   Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------

   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the Fund's annual capital gain distribution and, for the Tax-Efficient Balanced Fund, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as 10 days although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").


   Dividends and distributions paid by any of the Funds are not eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders, and 98% of capital gains (as of October 31) in order to avoid a federal excise tax and 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the

   Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

   The Funds anticipate acquiring bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the Funds will mail you information on the tax status of dividends and distributions. The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal income taxes. If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase Fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.

   Florida Insured Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

   Under Florida law, shares of the Fund will be exempt from the intangibles tax to the extent that, on January 1, the Fund's assets are solely invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, the Fund's assets are invested in these tax-exempt securities and other non-tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the Fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the Fund should be exempt from the intangibles tax. However, under certain circumstances, the Fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the Fund's portfolio on January 1. In such cases, all or a portion of the value of the Fund's shares may be subject to the intangibles tax, and a portion of the Fund's income may be subject to federal income taxes.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period than multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds' current and compound yields for the seven days ended
     February 28, 1998 were:

          Fund                Current Yield        Compound Yield
          ----                -------------        --------------
California Tax-Free Money  2.71%                2.75%
New York Tax-Free Money    2.90                 2.94
Tax-Exempt Money           2.99                 3.03





   Bond Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.


   The yield of each Fund calculated under the above-described method for the month ended February 28, 1998, was:

California Tax-Free Bond Fund               4.12%
Florida Insured Intermediate Tax-Free Fund  3.63
Georgia Tax-Free Bond Fund                  4.04
Maryland Tax-Free Bond Fund                 4.20
Maryland Short-Term Tax-Free Bond Fund      3.28
New Jersey Tax-Free Bond Fund               4.26
New York Tax-Free Bond Fund                 4.24
Virginia Tax-Free Bond Fund                 4.29
Virginia Short-Term Tax-Free Bond Fund      3.30
Tax-Efficient Balanced Fund                 N/A
Tax-Free High Yield Fund                    4.54
Tax-Free Income Fund                        4.28
Tax-Free Insured Intermediate Bond Fund     3.69
Tax-Free Short-Intermediate Fund            3.54





   The tax equivalent yields (assuming a federal tax bracket of 31.0%) for each Fund for the same period were as follows:

California Tax-Free Bond Fund(a)               6.58%
Florida Insured Intermediate Tax-Free Fund(b)  5.46
Georgia Tax-Free Bond Fund(c)                  6.22
Maryland Tax-Free Bond Fund(d)                 6.61
Maryland Short-Term Tax-Free Bond Fund(d)      5.17
New Jersey Tax-Free Bond Fund(e)               6.59
New York Tax-Free Bond Fund(f)                 6.85
Virginia Tax-Free Bond Fund(g)                 6.60
Virginia Short-Term Tax-Free Bond Fund(g)      5.08
Tax-Efficient Balanced Fund                    N/A
Tax-Free High Yield Fund                       6.58
Tax-Free Income Fund                           6.20
Tax-Free Insured Intermediate Bond Fund        5.35
Tax-Free Short-Intermediate Fund               5.13
--------------------------------------------------------------------

         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangible tax rate of 0.2%.

         (c) Assumes a state tax bracket of 6.0%.


         (d) Assumes a state tax bracket of 4.95% and a local tax bracket of 2.97%.

         (e) Assumes a state tax bracket of 6.37%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%.

         (g) Assumes a state tax bracket of 5.75%.



   The tax equivalent yields (assuming a federal tax bracket of 28.0%) for each Fund for the same period were as follows:

California Tax-Free Bond Fund(a)               6.31%
Florida Insured Intermediate Tax-Free Fund(b)  5.24
Georgia Tax-Free Bond Fund(c)                  5.97
Maryland Tax-Free Bond Fund(d)                 6.33
Maryland Short-Term Tax-Free Bond Fund(d)      4.95
New Jersey Tax-Free Bond Fund(e)               6.26
New York Tax-Free Bond Fund(f)                 6.56
Virginia Tax-Free Bond Fund(g)                 6.32
Virginia Short-Term Tax-Free Bond Fund(g)      4.86
Tax-Efficient Balanced Fund                    N/A
Tax-Free High Yield Fund                       6.31
Tax-Free Income Fund                           5.94
Tax-Free Insured Intermediate Bond Fund        5.13
Tax-Free Short-Intermediate Fund               4.92
--------------------------------------------------------------------



          (a) Assumes a state tax bracket of 9.3%.

          (b) Assumes an intangible tax rate of 0.2%.

          (c) Assumes a state tax bracket of 6.0%.


          (d) Assumes a state tax bracket of 4.95% and a local tax bracket of 2.97%.

          (e) Assumes a state tax bracket of 5.525%.

          (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.4%.

          (g) Assumes a state tax bracket of 5.75%.

 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a Fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:


Your Taxable Income(1998)(a)                        A Tax-Exempt Yield Of:(c)
                                                       2%        3%        4%      5%      6%
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0%           2.78      4.17      5.56    6.94    8.33
  102,301-155,950     61,401-128,100  31.0            2.90      4.35      5.80    7.25    8.70
  155,951-278,450    128,101-278,450  36.0            3.13      4.69      6.25    7.81    9.38
278,451 and above  278,451 and above  39.6            3.31      4.97      6.62    8.28    9.93
-----------------------------------------------------------------------------------------------
Your Taxable Income(1998)(a)                        A Tax-Exempt Yield Of:(c)
                                                       7%        8%        9%      10%
  Joint Return       Single Return    Federal Tax        Is Equivalent to a
                                        Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0%           9.72     11.11     12.50    13.89
  102,301-155,950     61,401-128,100  31.0           10.14     11.59     13.04    14.49
  155,951-278,450    128,101-278,450  36.0           10.94     12.50     14.06    15.63
278,451 and above  278,451 and above  39.6           11.59     13.25     14.90    16.56
-----------------------------------------------------------------------------------------------



 (a) Net amount subject to federal income tax after deductions and exemptions.


 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

 (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   California Funds


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
  $37,522-$42,350    $18,761-$25,350  15.0         6.0            20.1
    42,351-52,090      25,351-26,045  28.0         6.0            32.3
    52,091-65,832      26,046-32,916  28.0         8.0            33.8
   65,833-102,300      32,917-61,400  28.0         9.3            34.7
  102,301-155,950     61,401-128,100  31.0         9.3            37.4
  155,951-278,450    128,101-278,450  36.0         9.3            42.0
278,451 and above  278,451 and above  39.6         9.3            45.2
-------------------------------------------------------------------------------




A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%      9%      10%
     Is Equivalent to a Taxable Yield of:
-------------------------------------------------------
3.75  5.01   6.26  7.51   8.76   10.01  '11.26  12.52
4.43  5.91   7.39  8.86   10.34  11.82  13.29   14.77
4.53  6.04   7.55  9.06   10.57  12.08  13.60   15.11
4.59  6.13   7.66  9.19   10.72  12.25  13.78   15.31
4.79  6.39   7.99  9.58   11.18  12.78  14.38   15.97
5.17  6.90   8.62  10.34  12.07  13.79  15.52   17.24
5.47  7.30   9.12  10.95  12.77  14.60  16.42   18.25
-------------------------------------------------------

  (a) Net amount subject to federal income tax after deductions and exemptions.


  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Georgia Tax-Free Bond Fund


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        6.00            32.3
  102,301-155,950     61,401-128,100  31.0        6.00            35.1
  155,951-278,450    128,101-278,450  36.0        6.00            39.8
278,451 and above  278,451 and above  39.6        6.00            43.2
-------------------------------------------------------------------------------




A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.43  5.91   7.39  8.86   10.34  11.82  13.29  14.77
4.62  6.16   7.70  9.24   10.79  12.33  13.87  15.41
4.98  6.64   8.31  9.97   11.63  13.29  14.95  16.61
5.28  7.04   8.80  10.56  12.32  14.08  15.85  17.61
------------------------------------------------------




  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Maryland Funds


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        4.95     2.97             33.7
  102,301-155,950     61,401-128,100  31.0        4.95     2.97             36.5
  155,951-278,450    128,101-278,450  36.0        4.95     2.97             41.1
278,451 and above  278,451 and above  39.6        4.95     2.97             44.4
-----------------------------------------------------------------------------------------

A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.52  6.03   7.54  9.05   10.56  12.07  13.57  15.08
4.72  6.30   7.87  9.45   11.02  12.60  14.17  15.75
5.09  6.79   8.49  10.19  11.88  13.58  15.28  16.98
5.40  7.19   8.99  10.79  12.59  14.39  16.19  17.99
------------------------------------------------------




  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Assumes a local tax rate equal to 60% of the state rate for residents in the 5% state bracket.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   New Jersey Tax-Free Bond Fund


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
       $0-$20,000         $0-$20,000  15.0        1.400           16.2
    20,001-42,350      20,001-25,350  15.0        1.750           16.5
    42,351-50,000      25,351-35,000  28.0        1.750           29.3
    50,001-70,000         --          28.0        2.450           29.8
    70,001-80,000      35,001-40,000  28.0        3.500           30.5
   80,001-102,300      40,001-61,400  28.0        5.525           32.0
  102,301-150,000      61,401-75,000  31.0        5.525           34.8
  150,001-155,950     75,001-128,100  31.0        6.370           35.4
  155,951-278,450    128,101-278,450  36.0        6.370           40.1
278,451 and above  278,451 and above  39.6        6.370           43.4
-------------------------------------------------------------------------------




A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.58  4.77   5.97  7.16   8.35   9.55   10.74  11.93
3.59  4.79   5.99  7.19   8.38   9.58   10.78  11.98
4.24  5.66   7.07  8.49   9.90   11.32  12.73  14.14
4.27  5.70   7.12  8.55   9.97   11.40  12.82  14.25
4.32  5.76   7.19  8.63   10.07  11.51  12.95  14.39
4.41  5.88   7.35  8.82   10.29  11.76  13.24  14.71
4.60  6.13   7.67  9.20   10.74  12.27  13.80  15.34
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
5.01  6.68   8.35  10.02  11.69  13.36  15.03  16.69
5.30  7.07   8.83  10.60  12.37  14.13  15.90  17.67
------------------------------------------------------




  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.

   New York Funds


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
  $26,000-$40,000    $13,000-$20,000  15.0        5.90     3.30             22.8
    40,001-42,350      20,001-25,000  15.0        6.85     3.30             23.6
       --              25,001-25,350  15.0        6.85     3.35             23.7
    42,351-45,000         --          28.0        6.85     3.30             35.3
    45,001-90,000      25,351-50,000  28.0        6.85     3.35             35.3
   90,001-102,300      50,001-61,400  28.0        6.85     3.40             35.4
  102,301-155,950     61,401-128,100  31.0        6.85     3.40             38.1
  155,951-278,450    128,101-278,450  36          6.85     3.40             42.6
278,451 and above  278,451 and above  39.6        6.85     3.40             45.8
-----------------------------------------------------------------------------------------




A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.89  5.18   6.48  7.77   9.07   10.36  11.66  12.95
3.93  5.24   6.54  7.85   9.16   10.47  11.78  13.09
3.93  5.24   6.55  7.86   9.17   10.48  11.80  13.11
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
4.85  6.46   8.08  9.69   11.31  12.92  14.54  16.16
5.23  6.97   8.71  10.45  12.20  13.94  15.68  17.42
5.54  7.38   9.23  11.07  12.92  14.76  16.61  18.45
------------------------------------------------------




  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Tax rates are for New York City residents.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Virginia Funds


Your Taxable Income(1998)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
 $42,351-$102,300    $25,351-$61,400  28.0        5.75            32.1
  102,301-155,950     61,401-128,100  31.0        5.75            35.0
  155,951-278,450    128,101-278,450  36.0        5.75            39.7
278,451 and above  278,451 and above  39.6        5.75            43.1
-------------------------------------------------------------------------------

A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.42  5.89   7.36  8.84   10.31  11.78  13.25  14.73
4.62  6.15   7.69  9.23   10.77  12.31  13.85  15.38
4.98  6.63   8.29  9.95   11.61  13.27  14.93  16.58
5.27  7.03   8.79  10.54  12.30  14.06  15.82  17.57
------------------------------------------------------




  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Florida Insured Intermediate Tax-Free Fund


                  EFFECTIVE YIELD FACTORING IN INTANGIBLES TAX


Your Taxable Income(1998)(a)

                                              Federal Tax    Intangible Tax
    Joint Return           Single Return        Rates(b)          Rate
-----------------------------------------------------------------------------
                                           $
     $42,351-$102,300         25,350-$61,400



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       28             N/A
       40,001-200,000         20,001-100,000       28             0.1
    200,001 and above      100,001 and above       28             0.2
-----------------------------------------------------------------------------

    $102,301-$155,950       $61,401-$128,100



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       31             N/A
       40,001-200,000         20,001-100,000       31             0.1
    200,001 and above      100,001 and above       31             0.2
-----------------------------------------------------------------------------
                                         $12
                                           8
                                           ,
                                         101
                                        -$27
                                           8
                                           ,
                                           4
    $155,951-$278,450                     50



And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$       36             N/A
       40,001-200,000         20,001-100,000       36             0.1
    200,001 and above      100,001 and above       36             0.2
-----------------------------------------------------------------------------
                                           $
                                     278,451
  $278,451 and above+             and above+


-----------------------------------------------------------------------------

And Your Intangible Assets on 1/1/97 Total:


       40,000 or less        20,000 or less$      39.6            N/A
       40,001-200,000         20,001-100,000      39.6            0.1
    200,001 and above      100,001 and above      39.6            0.2
-----------------------------------------------------------------------------

A Tax-Exempt Yield of(c):
 3%    4%     5%    6%     7%     8%     9%     10%     11%
    Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------
4.17  5.56   6.94  8.33   9.72   11.11  12.50  13.89  15.28
4.27  5.66   7.04  8.43   9.82   11.21  12.60  13.99  15.38
4.37  5.76   7.14  8.53   9.92   11.31  12.70  14.09  15.48
-------------------------------------------------------------
4.35  5.80   7.25  8.70   10.14  11.59  13.04  14.49  15.94
4.45  5.90   7.35  8.80   10.24  11.69  13.14  14.59  16.04
4.55  6.00   7.45  8.90   10.34  11.79  13.24  14.69  16.14
-------------------------------------------------------------
4.69  6.25   7.81  9.38   10.94  12.50  14.06  15.63  17.19
4.79  6.35   7.91  9.48   11.04  12.60  14.16  15.73  17.29
4.89  6.45   8.01  9.58   11.14  12.70  14.26  15.83  17.39
-------------------------------------------------------------
4.97  6.62   8.28  9.93   11.59  13.25  14.90  16.56  18.21
5.07  6.72   8.38  10.03  11.69  13.35  15.00  16.66  18.31
5.17  6.82   8.48  10.13  11.79  13.45  15.10  16.76  18.41
-------------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Federal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Assumes 100% exemption from federal income and Florida intangible property taxes.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance


   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change
         Fund           1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception
         ----           -----------  ------------  -------------  --------------   ---------
------------------------  2/28/98      2/28/98        2/28/98      tion 2/28/98      Date
                          -------      -------        -------      ------------      ----
                        ---------------------------------------------------------------------
California Tax-Free
Bond                       9.31%        36.32%        108.49%        115.36%       09/15/86
Florida Insured
Intermediate Tax-Free      6.71            --             --          33.38        03/31/93
Georgia Tax-Free Bond      9.70            --             --          40.34        03/31/93
Maryland Short-Term
Tax-Free Bond              4.56         22.12             --          24.16        01/29/93
Maryland Tax-Free Bond     8.68         35.04         107.48         106.24        03/31/87
New Jersey Tax-Free
Bond                       9.24         34.45             --          69.16        04/30/91
New York Tax-Free Bond     9.75         36.33         113.15         126.95        08/28/86
Virginia Short-Term
Tax-Free Bond              4.48            --             --          17.52        11/30/94
Virginia Tax-Free Bond     9.03         36.33             --          68.20        04/30/91
Tax-Efficient Balanced
Tax-Free High Yield       10.42         41.23         127.76         228.24        03/01/85
Tax-Free Income            9.37         35.94         109.98         350.74        10/26/76
Tax-Free Insured
Intermediate Bond          7.31         32.65             --          41.68        11/30/92
Tax-Free                   5.28         24.64          69.87         125.08        12/23/83
Short-Intermediate
---------------------------------------------------------------------------------------------








                          Average Annual Compound Rates of Return
         Fund           1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception
         ----           -----------  ------------  -------------  --------------   ---------
------------------------  2/28/98      2/28/98        2/28/98      tion 2/28/98      Date
                          -------      -------        -------      ------------      ----
                        ---------------------------------------------------------------------
California Tax-Free
Bond                       9.31%        6.39%          7.62%          6.93%        09/15/86
Florida Insured
Intermediate Tax-Free      6.71           --             --           6.04         03/31/93
Georgia Tax-Free Bond      9.70           --             --           7.14         03/31/93
Maryland Short-Term
Tax-Free Bond              4.56         4.08             --           4.35         01/29/93
Maryland Tax-Free Bond     8.68         6.19           7.57           6.86         03/31/87
New Jersey Tax-Free
Bond                       9.24         6.10             --           8.00         04/30/91
New York Tax-Free Bond     9.75         6.39           7.86           7.38         08/28/86
Virginia Short-Term
Tax-Free Bond              4.48           --             --           5.10         11/30/94
Virginia Tax-Free Bond     9.03         6.39             --           7.91         04/30/91
Tax-Efficient Balanced
Tax-Free High Yield       10.42         7.15           8.58           9.58         03/01/85
Tax-Free Income            9.37         6.33           7.70           7.31         10/26/76
Tax-Free Insured
Intermediate Bond          7.31         5.81             --           6.87         11/30/92
Tax-Free                   5.28         4.50           5.44           5.89         12/23/83
Short-Intermediate
---------------------------------------------------------------------------------------------





                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   Tax-Efficient Balanced, Tax-Free High Yield, Income, Insured Intermediate Bond, and Short-Intermediate Funds

   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Tax-Efficient Balanced, Tax-Exempt Money, Tax-Free High Yield, Income, Insured Intermediate Bond, and Short-Intermediate Funds

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

   California and State Tax-Free Trusts


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Insured Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, and Virginia Tax-Free Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassesable, except as set forth below. The Trust may be terminated
   (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.

 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   Coopers & Lybrand L.L.P., 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are independent accountants to the Fund.

   The financial statements of the Funds for the year ended February 28, 1998, and the report of independent accountants are included in each Fund's Annual Report for the year ended February 28, 1998. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 28, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:
                                   CALIFORNIA      FLORIDA INSURED  GEORGIA
                                   TAX-FREE FUNDS  INTERMEDIATE     TAX-FREE
                                   --------------  TAX-FREE FUND    BOND FUND
----------------------------------------------------------------    ---------
                                                   ----------------------------
Report of Independent Accountants        27              18             17
Statement of Net Assets, February
28, 1998                               11-21            9-12           8-11
Statement of Operations, year
ended
February 28, 1998                        22              13             12
Statement of Changes in Net
Assets, years ended
February 28, 1998 and February
28, 1997                                23-              14             13
Notes to Financial Statements,
February 28, 1998                      24-26            15-17          14-16
Financial Highlights                    9-10              8              7





                                   MARYLAND        NEW JERSEY  NEW YORK
                                   TAX-FREE FUNDS  TAX-FREE    TAX-FREE FUNDS
                                   --------------  BOND FUND   --------------
                                                   ---------
Report of Independent Accountants        33            18             26
Statement of Net Assets, February
28, 1998                               11-27          7-12          11-20
Statement of Operations, year
ended
February 28, 1998                        28            13             21
Statement of Changes in Net
Assets, years ended
February 28, 1998 and February
28, 1997                                 29            14             22
Notes to Financial Statements,
February 28, 1998                      30-32         15-17          23-25
Financial Highlights                    9-10           6             9-10






                                          VIRGINIA  TAX-EXEMPT  TAX-FREE HIGH
                                          TAX-FREE  MONEY FUND  YIELD FUND
                                          FUNDS     ----------  ----------
                                          -----
Report of Independent Accountants            26         20            31
Statement of Net Assets, February 28,
1998                                       11-20       3-15          3-25
Statement of Operations, year ended
February 28, 1998                            21         16            26
Statement of Changes in Net Assets,
years ended
February 28, 1998 and February 28, 1997      22         17            27
Notes to Financial Statements, February
28, 1998                                   23-25      18-19          28-30
Financial Highlights                        9-10        2              2

                                                   TAX-FREE      TAX-FREE
                                      TAX-FREE     INSURED       SHORT-
                                      INCOME FUND  INTERMEDIATE  INTERMEDIATE
                                      -----------  BOND FUND     FUND
                                                   ---------     ----
Report of Independent Accountants         27            14             15
Statement of Net Assets, February
28, 1998                                 3-21          3-8            3-10
Statement of Operations, year ended
February 28, 1998                         22            9              11
Statement of Changes in Net Assets,
years ended
February 28, 1998 and February 28,
1997                                      23            10             12
Notes to Financial Statements,
February 28, 1998                        24-26        11-13          13-14
Financial Highlights                       2            2              2






                                                     TAX-EFFICIENT
                                                     BALANCED FUND
                                                     -------------
Report of Independent Accountants                         28
Portfolio of Investments, February 28, 1998              9-20
Statement of Assets and Liabilities, February 28,
1998                                                      21
Statement of Operations, period from June 30, 1997
(commencement of operations) to February 28, 1998         22
Statement of Changes in Net Assets, period from
June 30, 1997 (commencement of operations) to
February 28, 1998                                         23
Notes to Financial Statements, February 28, 1998         24-27
Financial Highlights                                       8






 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                   Moody's Investors Services, Inc. (Moody's)

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                       Standard & Poor's Corporation (S&P)

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                          Fitch Investors Service, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch Investors Service, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Services, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch Investors Service, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Condensed financial information (Financial Highlights table) is included in Part A of the Registration Statement.

     Financial Highlights, Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

(b)  Exhibits.

     (1)(a)
             Declaration of Trust of Registrant, dated June 13, 1986 (filed with Amendment No. 1)

     (1)(b)
             Amendment No. 1 to Master Trust Agreement, dated August 1, 1986 (filed with Amendment No. 1)

     (1)(c)
             Amendment No. 2 to Master Trust Agreement, dated January 21, 1987 (filed with Amendment No. 2)

     (1)(d)
             Amendment No. 3 to Master Trust Agreement, dated February 13, 1991 (filed with Amendment No. 10)

     (1)(e)
             Amendment No. 4 to Master Trust Agreement, dated December 22, 1992 (filed with Amendment No. 16)

     (1)(f)
             Amendment No. 5 to Master Trust Agreement, dated January 28, 1993 (filed with Amendment No. 18)

     (1)(g)
             Amendment No. 6 to Master Trust Agreement, dated November 25, 1994 (electronically filed with Amendment No. 25)

     (2)
             By-Laws of Registrant, dated July 23, 1986, as amended to January 21, 1987

     (3)     Inapplicable

     (4)(a)
             Specimen Stock Certificate for Maryland Tax-Free Bond Fund (filed with Amendment No. 4)

     (5)(a)
             Investment Management Agreement between the Registrant on behalf of the Maryland Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

     (5)(b)
             Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Money

             Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

     (5)(c)
             Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

     (5)(d)
             Investment Management Agreement between the Registrant on behalf of the Virginia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

     (5)(e)
             Investment Management Agreement between the Registrant on behalf of the New Jersey Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

     (5)(f)
             Investment Management Agreement between the Registrant on behalf of the Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 17)

     (5)(g)
             Investment Management Agreement between the Registrant on behalf of the Georgia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

     (5)(h)
             Investment Management Agreement between the Registrant on behalf of the Florida Insured Intermediate Tax-Free Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

     (5)(i)
             Investment Management Agreement between the Registrant on behalf of the Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Associates (electronically filed with Amendment No. 25)

     (6)Underwriting Agreement between Registrant and T. Rowe Price
             Investment Services, Inc. (electronically filed with Amendment No.
             30)

     (7)     Inapplicable

     (8)      Custody Agreements


     (8)(a)
             Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998.

     (9)      Other Agreements


     (9)(a)
             Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price

             Funds, dated January 1, 1998, as amended January 21, 1998


     (9)(b)
             Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998

     (10)     Opinion of Counsel

     (11)     Consent of Independent Accountants

     (12)    Inapplicable

     (13)    Inapplicable

     (14)    Inapplicable

     (15)    Inapplicable

     (16)
             The Registrant hereby incorporates by reference the methodology used in calculating the performance information included in Post-Effective Amendment No. 36 and Amendment No. 20 of the T. Rowe Price Tax-Free Income Fund, Inc. (SEC File Nos. 002-57265/811-2684, CIK No. 202927) dated April 22, 1994

     (17)     Financial Data Schedules

     (18)    Inapplicable

     (19)     Other Exhibits

              (a)Power of Attorney

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of May 31, 1998, there were 1,781 shareholders in the Florida Insured Intermediate Tax-Free Fund, 1,724 shareholders in the Georgia Tax-Free Bond Fund, 19,151 shareholders in the Maryland Tax-Free Bond Fund, and 2,642 shareholders in the Maryland Short-Term Tax-Free Bond Fund.

     As of May 31, 1998, there were 3,117 shareholders in the New Jersey Tax Free Bond Fund, 4,616 shareholders in the New York Tax-Free Bond Fund, 2,332 shareholders in the New York Tax-Free Money Fund, 6,624 shareholders in the Virginia Tax-Free Bond Fund, and 653 shareholders in the Virginia Short-Term Tax-Free Bond Fund.

ITEM 27. INDEMNIFICATION


     The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and fifty other investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc.,
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc.,
T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. The Registrant and the fifty investment companies listed above, with the exception of Institutional International Funds, Inc., and Institutional Equity Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for Institutional Equity Funds, Inc., and the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a subsidiary of the Manager, 25% owned by Copthall

Overseas Limited, a subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

     Article VI, Section 6.4 of the Registrant's Master Trust Agreement provides as follows:

     SECTION 6.4. INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [ hereinafter referred to as a "Covered Person" ]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 6.6 of the Registrant's Master Trust Agreement provides as follows:

     SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Article III, Section 3.2(l) of the Registrant's Master Trust Agreement provides as follows:

     SECTION 3.2(L) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

     Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

     T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.


     TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and
T. Rowe Price Retirement Plan Services.

     T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

     T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

     T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

     T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/ investment agent for one trust.

     T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.


     TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.


     T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

     T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.


     T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential;

T. Rowe Price Threshold Fund Associates, Inc., is the General Partner of this partnership.

     RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

     T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.


     T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.


     T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

     T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

     T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

     Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

     TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills,

Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

     TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

     TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


     T. Rowe Price Strategic Partners Fund L.P. and T. Rowe Price Strategic Partners Fund II, L.P. ("Strategic Partners Funds") are Delaware limited partnerships organized in 1990 and 1992, respectively, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund, L.P. is T. Rowe Price Strategic Partners, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is also T. Rowe Price Strategic Partners Associates, Inc.


     Listed below are the directors and executive officers of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Richmond, Virginia 23173.


ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a Director of Hannaford Bros., Co., a food retailer.

Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.


PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado and Director of Piedmont Mining Company, Inc., in Charlotte, North Carolina. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


JAMES S. RIEPE, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager is also Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; a Director of Price-Fleming, General Re Corporation, T. Rowe Price Insurance Agency, Inc.; a Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; a Director and President of TRP Distribution, Inc. and TRP Suburban Second, Inc.


GEORGE A. ROCHE, who is Chairman of the Board, President, and Managing Director of the Manager is also Chairman of the Board of TRP Finance, Inc.; a Director of
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Strategic Partners, Inc., and TRP Suburban, Inc.; and a Director and Vice President of Price-Fleming, T. Rowe Price Threshold Fund, Inc., and TRP Suburban Second, Inc.



M. DAVID TESTA, who is a Vice-Chairman of the Board, Chief Investment Officer, and Managing Director of the Manager is also Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; a Director and Vice President of T. Rowe Price Trust Company; and a Director of TRPH Corporation.


HENRY H. HOPKINS, who is a Director and Managing Director of the Manager is also a Director of T. Rowe Price Insurance Agency, Inc.; a Vice President and Director of T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., TRP Distribution, Inc., and TRPH Corporation; and a Vice President of Price-Fleming.


JAMES A. C. KENNEDY III, JOHN H. LAPORTE, JR., WILLIAM T. REYNOLDS, AND BRIAN C. ROGERS are Directors and Managing Directors of the Manager. In addition, Mr. Kennedy is also President and Director of T. Rowe Price Strategic Partners Associates, Inc., and a Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.; Mr. Reynolds is Chairman of the Board of T. Rowe Price Stable Asset Management and a Director of TRP Finance, Inc.; and Mr. Rogers is a Vice President of T. Rowe Price Trust Company.


CHARLES P. SMITH AND PETER VAN DYKE are Managing Directors of the Manager and Vice Presidents of Price-Fleming. In addition, Mr. Van Dyke is also a Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Stable Asset Management, and T. Rowe Price Trust Company.


EDWARD C. BERNARD is a Managing Director of the Manager and a Director and President of T. Rowe Price Insurance Agency and T. Rowe Price Investment Services, Inc.; a Director of T. Rowe Price Services, Inc., and a Vice President of TRP Distribution, Inc.


STEPHEN W. BOESEL, EDMUND M. NOTZON, and RICHARD T. WHITNEY are Managing Directors of the Manager and Vice Presidents of T. Rowe Price Trust Company.


THOMAS H. BROADUS, JR. is a Managing Director of the Manager and a Vice President of T. Rowe Price (Canada), Inc.


MICHAEL A. GOFF is a Managing Director of the Manager and a Director and the President of T. Rowe Price Investment Technologies, Inc.


ANDREW C. GORESH is a Managing Director of the Manager and a Director and Vice President of TRP Suburban, Inc., and TRP Suburban Second, Inc.


GEORGE A. MURNAGHAN is a Managing Director of the Manager; an Executive Vice President of Price-Fleming; and a Vice President of T. Rowe Price Trust Company.



R. TODD RUPPERT is a Managing Director of the Manager; a Director and the President of TRPH Corporation; and a Vice President of T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company.


CHARLES E. VIETH is a Managing Director of the Manager and a Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Services, Inc. and T. Rowe Price Investment Services, Inc.; and Vice President of TRP Distribution, Inc. and T. Rowe Price (Canada), Inc.


ALVIN M. YOUNGER, JR., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager is also Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Recovery Fund Associates, Inc.,

T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; and Treasurer and Clerk of T. Rowe Price Insurance Agency of Massachusetts, Inc.; and Director, Vice President, Treasurer, and Secretary of TRP Suburban, Inc., and TRP Suburban Second, Inc.; and Director of TRP Finance, Inc.


PRESTON G. ATHEY, BRIAN W.H. BERGHUIS, MARY J. MILLER, AND CHARLES A. MORRIS are Managing Directors of the Manager.

     Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

     See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a)The principal underwriter for the Registrant is Investment
             Services. Investment Services acts as the principal underwriter for eighty-six mutual funds. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

     (b)
             The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


                                                                   POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
NAME                                                               UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Director and
                                                                   and Director                    Trustee
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Joseph C. Bonasorte                                                Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Sarah H. Carroll                                                   Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Victoria C. Collins                                                Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King-Calloway                                              Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
David Oestricher                                                   Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Charles E. Vieth                                                   Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Alvin M. Younger, Jr.                                              Secretary and Treasurer         None
Barbara A. O'Connor                                                Controller                      None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Sanjay Bhandari                                                    Assistant Vice President        None
Edwin J. Brooks III                                                Assistant Vice President        None
Patricia S. Butcher                                                Assistant Vice President        Secretary
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Susanne L. Gigliotti                                               Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Steven A. Larson                                                   Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Marta Mills                                                        Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Carin C. Quinn                                                     Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Arthur J. Silber                                                   Assistant Vice President        None
Jerome Tuccille                                                    Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Assistant Secretary             None

     (c)Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by T. Rowe Price State Tax-Free Income Trust under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price State Tax-Free Income Trust at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price State Tax-Free Income Trust are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 31. MANAGEMENT SERVICES

     Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

ITEM 32. UNDERTAKINGS

     (a)
             Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this June 23, 1998.

                          T. Rowe Price State Tax-Free Income Trust

                          /s/William T. Reynolds
                    By:   William T. Reynolds
                          Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                  Title                  Date
---------                  -----                  ----

/s/William T. Reynolds    Chairman of the Board   June 23, 1998
William T. Reynolds       (Chief Executive Officer)

/s/Carmen F. Deyesu       Treasurer               June 23, 1998
Carmen F. Deyesu          (Chief Financial Officer)

*                         Trustee                 June 23, 1998
Calvin W. Burnett

*                         Trustee                 June 23, 1998
Anthony W. Deering

*                         Trustee                 June 23, 1998
F. Pierce Linaweaver

/s/James S. Riepe         Trustee and             June 23, 1998
James S. Riepe            Vice President

*                         Trustee                 June 23, 1998
John G. Schreiber

/s/M. David Testa         Trustee                 June 23, 1998
M. David Testa

/s/Henry H. Hopkins       Attorney-In-Fact        June 23, 1998
Henry H. Hopkins



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